UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                   ----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                       ------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                             ---------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

                               SEPTEMBER 30, 2008

                 A series of Templeton Global Investment Trust

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                 INTERNATIONAL

                           TEMPLETON EMERGING MARKETS
                                 SMALL CAP FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE ............................................................     1
SEMIANNUAL REPORT
Templeton Emerging Markets Small Cap Fund .................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   12
Financial Highlights and Statement of Investments .........................   14
Financial Statements ......................................................   24
Notes to Financial Statements .............................................   28
Shareholder Information ...................................................   37

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Templeton Emerging Markets Small Cap Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      2 | Not part of the semiannual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Templeton Emerging Markets Small Cap Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

Templeton Emerging Markets Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies located in emerging market countries, as defined in the Fund's prospectus.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Templeton Emerging Markets Small Cap Fund covers the period ended September 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Small Cap Fund - Class A had a -33.66% cumulative total return. During the same period, the Fund underperformed the -27.44% cumulative total return of its broad benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index.(1) The Fund performed comparably to its narrow benchmark, the MSCI EM Small Cap Index, which had a -34.37% cumulative total return.(2) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

(2.) Source: (C) 2008 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                              4 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

Although most emerging markets had positive performances in the first two months of the reporting period, worsening market sentiment in subsequent months led to one of the most volatile periods in recent times for global financial markets. Contagion from U.S. financial instability coupled with drying global liquidity caused investors to flee equity markets worldwide. As a result, emerging markets, as measured by the MSCI EM Index, declined 27.44% in U.S. dollar terms for the six months under review.(1)

In the U.S., unraveling subprime mortgages and the resulting confidence and liquidity crisis severely impacted companies with highly leveraged finance models, and several storied financial institutions ultimately collapsed during the reporting period. Lawmakers voted against a US$700 billion rescue package at the end of September, initially delaying hopes for a financial bailout. Panic selling ensued, and many stock markets across the globe recorded their largest one-day point declines in recent history.

Latin American markets had strong performances in the early part of the reporting period based on high commodity prices and substantial investment inflows. Losses in the latter part of the period, however, overshadowed the gains as commodity price corrections, weaker domestic currencies and tightening global liquidity drove fund outflows.

In Europe, Russia was one of the worst performing emerging markets with a 39.26% loss.(3) Uncertainty following the Georgia conflict and oil price correction prompted many investors to exit the market. Turkey, on the other hand, ended the reporting period with a marginal loss of 1.76% due to a strong performance in July.(3) South Africa also performed better than many of its emerging market counterparts with a 12.75% decline.(3) Asian stocks declined during the six months largely due to inflationary concerns and fears of a prolonged U.S. economic downturn and its impact on the region's economies.

(3.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the MSCI
     EM Index. Country market returns, in U.S. dollar terms, are based on subindexes of the MSCI EM Index.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/08

                                   (BAR CHART)

Asia                                        54.9%
Middle East & Africa                        19.7%
Europe                                      14.5%
Latin America                                4.1%
North America                                0.5%
Short-Term Investments & Other Net Assets    6.3%


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
9/30/08

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                NET ASSETS
------------------------                ----------
EFIC (Egyptian Financial and
Industrial Co.)                            5.2%
   CHEMICALS, EGYPT
EIPICO (Egyptian International
Pharmaceutical Industries Co.)             3.2%
   PHARMACEUTICALS, EGYPT
Federal Bank Ltd.                          2.7%
   COMMERCIAL BANKS, INDIA
TK Corp.                                   2.5%
   MACHINERY, SOUTH KOREA
Great Eastern Shipping Co. Ltd.            2.4%
   OIL, GAS & CONSUMABLE FUELS, INDIA
PT Panin Life Tbk                          2.4%
   INSURANCE, INDONESIA
HCL Infosystems Ltd.                       2.2%
   IT SERVICES, INDIA
Lewis Group Ltd.                           2.0%
   SPECIALTY RETAIL, SOUTH AFRICA
Glow Energy Public Co. Ltd., fgn.          1.9%
   INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS, THAILAND
Techno Semichem Co., Ltd.                  1.8%
   CHEMICALS, SOUTH KOREA

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years)earnings, asset value, cash flow potential, price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

For the six months under review, significant detractors from the Fund's absolute performance included Bank of Punjab, a Pakistani regional bank; XXI Century Investments Public, Ukraine's leading real estate development and property management company; and Techmex, a Poland-based information technology
(IT)consulting company that recently expanded into the development of GIS (Geographic Information Systems). Despite their losses during the period, we remained confident in these companies. We believed the share price corrections were in large part due to poor market sentiment rather than deterioration in corporate fundamentals, and we believed stock prices could recover if investors refocused on prospects and valuations of the individual companies.

From a geographic perspective, the Fund's holdings in India and South Korea significantly hurt Fund performance. Notable underperformers included India's HCL Infosystems, an IT consulting and services company, and South Korea's Avista, a women's casual apparel supplier.

On the other hand, the Fund's exposure to Tunisia helped absolute performance during the reporting period. Amen Bank, a major Tunisian bank, was a significant contributor. We eliminated the Fund's allocations to Amen Bank and to Tunisia by period-end. The Fund's exposure to Vietnam had a slight positive effect on Fund performance, and contributors included PVI (Petrovietnam Insurance), one of the country's largest insurers. and Vietnam Container Shipping, a logistics company focused on port business. Elsewhere, key performers included Saraiva SA Livreiros, Brazil's leading publisher. and Tekfen Holding, a Turkish conglomerate with interests in construction, agri-industry and real estate. We sold the Fund's positions in Saraiva SA Livreiros and Tekfen Holding by period-end.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency


                              6 | Semiannual Report
will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

During the reporting period, we made select purchases in commercial printing, diversified metals and mining, and oil and gas equipment and services companies as some of these stocks experienced corrections during the period, which made valuations more attractive in our view. Geographically, we increased the Fund's exposure to Egypt, Vietnam and the Philippines. Key additions included American Banknote, Brazil's leading secure printing and transaction services provider; Simplo Technology, a major Taiwanese designer and producer of notebook battery packs, as well as handsets and consumer electronics products; and Metorex, an established mining group with operations in South Africa, Zambia, the Democratic Republic of Congo and the Central African Republic.

To raise funds for redemptions, we sold a number of holdings. We also sold some positions as stocks reached sale price targets. These sales allowed us to focus on stocks we deemed relatively more attractively valued within our investment universe. As a result of the sales, the Fund's investments in diversified banking, gas utilities, and oil and gas refining and marketing companies fell. We also reduced the Fund's exposure to South Korea, Turkey and Pakistan. Major sales included China Green, one of the country's largest producers of fresh and processed fruits and vegetables in the private sector; SK Gas, one of South Korea's key LPG (liquefied petroleum gas) suppliers; and Pakistan State Oil, the country's biggest oil marketing company.

Although this reporting period was challenging for emerging markets, we believe they are in a stronger position than in the past to weather market volatility because many countries have relatively strong economic trends and hold large fiscal reserves. Although no one can predict the bottom of a market, history has shown us that the best time to buy can be when everyone is despondently selling, which can allow us to invest in stocks at what we consider more attractive prices.


                              Semiannual Report | 7

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius


(PHOTO OF DENNIS LIM)


/s/ Dennis Lim
Dennis Lim


(PHOTO OF TOM WU)


/s/ Tom Wu
Tom Wu

Portfolio Management Team
Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL:TEMMX)        CHANGE   9/30/08   3/31/08
----------------------        ------   -------   -------
Net Asset Value (NAV)         -$3.81     $7.51    $11.32

CLASS C (SYMBOL:TCEMX)        CHANGE   9/30/08   3/31/08
----------------------        ------   -------   -------
Net Asset Value (NAV)         -$3.81     $7.45    $11.26

CLASS R (SYMBOL:N/A)          CHANGE   9/30/08   3/31/08
--------------------          ------   -------   -------
Net Asset Value (NAV)         -$3.82     $7.50    $11.32

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   9/30/08   3/31/08
---------------------------   ------   -------   -------
Net Asset Value (NAV)         -$3.81     $7.53    $11.34


                             Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      -33.66%   -42.04%         -20.21%
Average Annual Total Return(3)                  -37.47%   -45.38%         -13.31%
Value of $10,000 Investment(4)                 $ 6,253   $ 5,462         $ 7,521
   Total Annual Operating Expenses(5)
      Without Waiver                    2.37%
      With Waiver                       2.15%

CLASS C                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      -33.84%   -42.43%         -21.20%
Average Annual Total Return(3)                  -34.50%   -42.99%         -11.26%
Value of $10,000 Investment(4)                 $ 6,550   $ 5,701         $ 7,880
   Total Annual Operating Expenses(5)
      Without Waiver                    3.02%
      With Waiver                       2.80%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      -33.75%   -42.21%         -20.53%
Average Annual Total Return(3)                  -33.75%   -42.21%         -10.88%
Value of $10,000 Investment(4)                 $ 6,625   $ 5,779         $ 7,947
   Total Annual Operating Expenses(5)
      Without Waiver                    2.52%
      With Waiver                       2.30%

ADVISOR CLASS                                  6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      -33.60%   -41.79%         -19.65%
Average Annual Total Return(3)                  -33.60%   -41.79%         -10.39%
Value of $10,000 Investment(4)                 $ 6,640   $ 5,821         $ 8,035
   Total Annual Operating Expenses(5)
      Without Waiver                    2.02%
      With Waiver                       1.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES), FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.80% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/09.


                             10 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 /$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  663.40             $ 8.76
Hypothetical (5% return before expenses)         $1,000           $1,014.54             $10.61

CLASS C
Actual                                           $1,000           $  661.60             $11.25
Hypothetical (5% return before expenses)         $1,000           $1,011.53             $13.62

CLASS R
Actual                                           $1,000           $  662.50             $ 9.59
Hypothetical (5% return before expenses)         $1,000           $1,013.54             $11.61

ADVISOR CLASS
Actual                                           $1,000           $  664.00             $ 7.51
Hypothetical (5% return before expenses)         $1,000           $1,016.04             $ 9.10

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.10%; C: 2.70%; R:
     2.30%; and Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 13

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                                   SEPTEMBER 30, 2008   -----------------
                                                                                       (UNAUDITED)        2008    2007(a)
                                                                                   ------------------   -------   -------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 11.32         $ 11.50   $ 10.00
                                                                                        -------         -------   -------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.11            0.17      0.09
   Net realized and unrealized gains (losses) ..................................          (3.92)           0.41      1.43
                                                                                        -------         -------   -------
Total from investment operations ...............................................          (3.81)           0.58      1.52
                                                                                        -------         -------   -------
Less distributions from:
   Net investment income .......................................................             --           (0.11)    (0.02)
   Net realized gains ..........................................................             --           (0.65)       --
                                                                                        -------         -------   -------
Total distributions ............................................................             --           (0.76)    (0.02)
                                                                                        -------         -------   -------
Redemption fees(d,e) ...........................................................             --              --        --
                                                                                        -------         -------   -------
Net asset value, end of period .................................................        $  7.51         $ 11.32   $ 11.50
                                                                                        =======         =======   =======
Total return(f) ................................................................         (33.66)%          4.41%    15.19%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reductions .......           2.36%           2.38%     2.82%
Expenses net of waiver and payments by affiliates ..............................           2.10%           2.16%     2.15%
Expenses net of waiver and payments by affiliates and expense reductions .......           2.10%           2.15%     2.15%
Net investment income ..........................................................           2.07%           1.36%     1.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $46,557         $80,427   $37,774
Portfolio turnover rate ........................................................          22.22%         101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                                   SEPTEMBER 30, 2008   -----------------
                                                                                       (UNAUDITED)       2008     2007(a)
                                                                                   ------------------   -------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 11.26         $ 11.46    $10.00
                                                                                        -------         -------    ------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.08            0.09      0.04
   Net realized and unrealized gains (losses) ..................................          (3.89)           0.42      1.43
                                                                                        -------         -------    ------
Total from investment operations ...............................................          (3.81)           0.51      1.47
                                                                                        -------         -------    ------
Less distributions from:
   Net investment income .......................................................             --           (0.06)    (0.01)
   Net realized gains ..........................................................             --           (0.65)       --
                                                                                        -------         -------    ------
Total distributions ............................................................             --           (0.71)    (0.01)
                                                                                        -------         -------    ------
Redemption fees(d,e) ...........................................................             --              --        --
                                                                                        -------         -------    ------
Net asset value, end of period .................................................        $  7.45         $ 11.26    $11.46
                                                                                        =======         =======    ======
Total return(f) ................................................................         (33.84)%          3.73%    14.82%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reductions .......           2.96%           3.03%     3.47%
Expenses net of waiver and payments by affiliates ..............................           2.70%           2.81%     2.80%
Expenses net of waiver and payments by affiliates and expense reductions .......           2.70%           2.80%     2.80%
Net investment income ..........................................................           1.47%           0.71%     0.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $13,696         $24,014    $8,196
Portfolio turnover rate ........................................................          22.22%         101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                                   SEPTEMBER 30, 2008   -----------------
                                                                                       (UNAUDITED)       2008     2007(a)
                                                                                   ------------------   -------   -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 11.32         $ 11.50   $ 10.00
                                                                                        -------         -------   -------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.10            0.16      0.06
   Net realized and unrealized gains (losses) ..................................          (3.92)           0.39      1.45
                                                                                        -------         -------   -------
Total from investment operations ...............................................          (3.82)           0.55      1.51
                                                                                        -------         -------   -------
Less distributions from:
   Net investment income .......................................................             --           (0.08)    (0.01)
   Net realized gains ..........................................................             --           (0.65)       --
                                                                                        -------         -------   -------
Total distributions ............................................................             --           (0.73)    (0.01)
                                                                                        -------         -------   -------
Redemption fees(d,e) ...........................................................             --              --        --
                                                                                        -------         -------   -------
Net asset value, end of period .................................................        $  7.50         $ 11.32   $ 11.50
                                                                                        =======         =======   =======
Total return(f) ................................................................         (33.75)%          4.18%    15.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reductions .......           2.56%           2.53%     2.97%
Expenses net of waiver and payments by affiliates ..............................           2.30%           2.31%     2.30%
Expenses net of waiver and payments by affiliates and expense reductions .......           2.30%           2.30%     2.30%
Net investment income ..........................................................           1.87%           1.21%     1.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $   134         $   197   $   197
Portfolio turnover rate ........................................................          22.22%         101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                                   SEPTEMBER 30, 2008   -----------------
                                                                                       (UNAUDITED)       2008     2007(a)
                                                                                   ------------------   -------   -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 11.34         $ 11.51    $10.00
                                                                                        -------         -------    ------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.12            0.22      0.11
   Net realized and unrealized gains (losses) ..................................          (3.93)           0.41      1.42
                                                                                        -------         -------    ------
Total from investment operations ...............................................          (3.81)           0.63      1.53
                                                                                        -------         -------    ------
Less distributions from:
   Net investment income .......................................................             --           (0.15)    (0.02)
   Net realized gains ..........................................................             --           (0.65)       --
                                                                                        -------         -------    ------
Total distributions ............................................................             --           (0.80)    (0.02)
                                                                                        -------         -------    ------
Redemption fees(d,e) ...........................................................             --              --        --
                                                                                        -------         -------    ------
Net asset value, end of period .................................................        $  7.53         $ 11.34    $11.51
                                                                                        =======         =======    ======
Total return(f) ................................................................         (33.60)%          4.76%    15.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reductions .......           2.06%           2.03%     2.47%
Expenses net of waiver and payments by affiliates ..............................           1.80%           1.81%     1.80%
Expenses net of waiver and payments by affiliates and expense reductions .......           1.80%           1.80%     1.80%
Net investment income ..........................................................           2.37%           1.71%     1.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $ 2,194         $ 3,351    $1,402
Portfolio turnover rate ........................................................          22.22%         101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                          SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                 INDUSTRY                 RIGHTS          VALUE
       -------------------------------------------   --------------------------------   -----------   -------------
       COMMON STOCKS 92.3%
       ARGENTINA 0.9%
       Banco Patagonia SA, BDR ...................           Commercial Banks                16,000   $     148,451
   (a) Ultrapetrol Bahamas Ltd. ..................                Marine                     56,400         442,740
                                                                                                      -------------
                                                                                                            591,191
                                                                                                      -------------
       AUSTRIA 0.1%
   (a) C.A.T. oil AG .............................     Energy Equipment & Services           12,041          56,235
                                                                                                      -------------
       BERMUDA 0.5%
       Luk Fook Holdings (International) Ltd. ....           Specialty Retail               844,000         294,776
                                                                                                      -------------
       BRAZIL 1.3%
       American Banknote SA ......................    Commercial Services & Supplies         80,900         631,865
       Odontoprev SA .............................   Health Care Providers & Services         5,504          82,227
       Totvs SA ..................................               Software                     3,374          79,592
                                                                                                      -------------
                                                                                                            793,684
                                                                                                      -------------
       CAMBODIA 0.7%
       NagaCorp Ltd. .............................    Hotels, Restaurants & Leisure       2,428,000         462,066
                                                                                                      -------------
       CHILE 0.2%
       Inversiones Aguas Metropolitanas SA .......           Water Utilities                163,489         142,074
                                                                                                      -------------
       CHINA 7.5%
       Anhui Tianda Oil Pipe Co. Ltd., H .........     Energy Equipment & Services          705,000         124,715
       Beauty China Holdings Ltd. ................          Personal Products             2,157,267         751,962
       Beijing Jingkelong Supermarket Chain
          Group Co. Ltd., H ......................       Food & Staples Retailing           285,000         125,253
       Chiwan Wharf Holdings Ltd., B .............    Transportation Infrastructure         787,325         944,933
       FerroChina Ltd. ...........................           Metals & Mining                522,000         227,083
       Hongguo International Holdings Ltd. .......   Textiles, Apparel & Luxury Goods     4,592,000         667,786
       Shanghai Prime Machinery Co. Ltd., H ......              Machinery                 5,496,000         726,257
       Sichuan Expressway Co. Ltd., H ............    Transportation Infrastructure       1,376,000         298,029
       SinoCom Software Group Ltd. ...............             IT Services                  269,559          20,344
       Tong Ren Tang Technologies Co. Ltd., H ....           Pharmaceuticals                313,000         267,203
       Yorkey Optical International Cayman Ltd. ..     Leisure Equipment & Products       2,218,000         369,087
   (a) Zhejiang Glass Co. Ltd., H ................           Auto Components                736,000         185,270
                                                                                                      -------------
                                                                                                          4,707,922
                                                                                                      -------------
       EGYPT 12.7%
       Alexandria Mineral Oils Co. ...............              Chemicals                    16,000         184,531
       Delta Sugar Co. ...........................            Food Products                  75,580         290,559
   (a) Egyptian Financial and Industrial Co. .....              Chemicals                   353,924       3,271,975
       Egyptian International Pharmaceutical
          Industries Co. .........................           Pharmaceuticals                432,723       2,029,540
       El Ezz Aldekhela Steel Alexa Co. ..........           Metals & Mining                    394          97,301
(a, b) Maridive & Oil Services, 144A .............     Energy Equipment & Services          166,000         654,040
       Paints & Chemical Industries Co. S.A.E ....              Chemicals                   135,119       1,094,681
       Raya Holding Co. ..........................             IT Services                  219,095         306,833
                                                                                                      -------------
                                                                                                          7,929,460
                                                                                                      -------------


                             18 | Semiannual Report

Templeton Global Investment Trust

                                                                                          SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                INDUSTRY                 RIGHTS          VALUE
       -------------------------------------------   --------------------------------   -----------   -------------
       COMMON STOCKS (CONTINUED)
       ESTONIA 0.2%
       Olympic Entertainment Group A.S. ..........    Hotels, Restaurants & Leisure          24,000   $      50,979
   (a) Tallink Group Ltd. ........................                Marine                     88,318          60,876
                                                                                                      -------------
                                                                                                            111,855
                                                                                                      -------------
       GERMANY 0.2%
       Zhongde Waste Technology AG ...............              Machinery                     5,000         100,579
                                                                                                      -------------
       HONG KONG 2.9%
       Aupu Group Holding Co. Ltd. ...............          Household Durables            2,716,000         257,896
       Bauhaus International (Holdings) Ltd. .....   Textiles, Apparel & Luxury Goods     2,434,000         262,298
       I.T. Ltd. .................................           Specialty Retail             1,794,920         217,916
       Lonking Holdings Ltd. .....................              Machinery                   255,000         189,791
       Road King Infrastructure Ltd. .............    Transportation Infrastructure         751,177         436,840
(a, c) Tack Fat Group International Ltd. .........   Textiles, Apparel & Luxury Goods     1,626,000              --
       Wasion Group Ltd. .........................         Electronic Equipment &
                                                                Instruments               1,109,810         268,121
       Xinyu Hengdeli Holdings Ltd. ..............             Distributors                 836,000         174,987
                                                                                                      -------------
                                                                                                          1,807,849
                                                                                                      -------------
       HUNGARY 0.6%
       Ablon Group Ltd. ..........................       Real Estate Management &
                                                               Developments                 223,860         250,779
       Egis Nyrt .................................           Pharmaceuticals                  1,862         123,020
                                                                                                      -------------
                                                                                                            373,799
                                                                                                      -------------
       INDIA 14.3%
       ABG Shipyard Ltd. .........................              Machinery                    55,238         360,165
       Allahabad Bank Ltd. .......................           Commercial Banks               180,285         245,794
       Ballarpur Industries Ltd. .................       Paper & Forest Products          1,546,934         950,066
       Bharati Shipyard Ltd. .....................              Machinery                    50,505         192,243
       E.I.D. - Parry (India) Ltd. ...............              Chemicals                   185,966         791,562
       Federal Bank Ltd. .........................           Commercial Banks               376,480       1,676,159
       Great Eastern Shipping Co. Ltd. ...........     Oil, Gas & Consumable Fuels          230,529       1,514,695
       HCL Infosystems Ltd. ......................             IT Services                  622,174       1,385,792
       JK Cements Ltd. ...........................        Construction Materials            136,845         307,286
       Maharashtra Seamless Ltd. .................           Metals & Mining                 74,156         444,126
       Peninsula Land Ltd. .......................       Real Estate Management &
                                                               Developments                 311,442         320,310
       Tata Investment Corp. Ltd. ................           Capital Markets                 61,757         456,636
(a, c) Tata Investment Corp Ltd., rts.,
          10/16/08 ...............................           Capital Markets                 12,351           8,653
       Tulip Telecom Ltd. ........................    Diversified Telecommunication
                                                                 Services                    13,962         271,057
                                                                                                      -------------
                                                                                                          8,924,544
                                                                                                      -------------
       INDONESIA 2.4%
   (a) PT Panin Life Tbk .........................              Insurance                91,791,000       1,507,419
                                                                                                      -------------
       ISRAEL 1.3%
   (a) Taro Pharmaceutical Industries Ltd. .......           Pharmaceuticals                 85,100         843,341
                                                                                                      -------------
       KENYA 0.2%
       British American Tobacco Kenya Ltd.
          Corp. ..................................               Tobacco                     64,740         138,902
                                                                                                      -------------


                             Semiannual Report | 19

Templeton Global Investment Trust

                                                                                          SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                 INDUSTRY                 RIGHTS          VALUE
       -------------------------------------------   --------------------------------   -----------   -------------
       COMMON STOCKS (CONTINUED)
       KUWAIT 0.2%
       Kout Food Group ...........................    Hotels, Restaurants & Leisure          60,000   $     147,191
                                                                                                      -------------
       LATVIA 0.4%
   (a) Grindeks ..................................           Pharmaceuticals                 25,723         246,781
                                                                                                      -------------
       LITHUANIA 0.9%
       Rokiskio Suris AB .........................            Food Products                 333,574         543,391
                                                                                                      -------------
       NETHERLANDS 0.3%
   (a) Vimetco Nv, GDR ...........................           Metals & Mining                 62,250         214,140
                                                                                                      -------------
       OMAN 0.3%
       AES Barka SAOG ............................           Multi-Utilities                 29,525         168,403
                                                                                                      -------------
       PAKISTAN 3.6%
   (a) Bank of Punjab ............................           Commercial Banks             2,596,734         824,962
       D.G. Khan Cement Co. Ltd. .................        Construction Materials            229,000         115,322
       Indus Motor Co. Ltd. ......................             Automobiles                  293,237         538,729
       Pakistan State Oil Co. Ltd. ...............     Oil, Gas & Consumable Fuels          206,800         742,333
                                                                                                      -------------
                                                                                                          2,221,346
                                                                                                      -------------
       PANAMA 0.3%
       Banco Latinoamericano de Exportaciones
          SA, E ..................................           Commercial Banks                12,900         186,018
                                                                                                      -------------
       PHILIPPINES 1.3%
       Manila Water Co. ..........................           Water Utilities                650,000         230,834
   (a) Pepsi-Cola Products Philippines Inc .......              Beverages                 7,316,680         312,461
       Philex Mining Corp. .......................           Metals & Mining              1,820,400         282,963
                                                                                                      -------------
                                                                                                            826,258
                                                                                                      -------------
       POLAND 1.8%
       Automotive Components Europe SA ...........           Auto Components                 96,070         250,744
       Ceramika Nowa Gala SA .....................          Building Products                51,035          80,002
   (a) Polski Koncern Miesny Duda SA .............            Food Products                  65,100          78,300
   (a) Techmex SA ................................        Electronic Equipment &
                                                               Instruments                  107,389         712,155
                                                                                                      -------------
                                                                                                          1,121,201
                                                                                                      -------------
       RUSSIA 1.7%
   (a) South-Ural Nickel Factory .................           Metals & Mining                    876         254,040
   (a) Veropharm .................................           Pharmaceuticals                 21,255         786,435
                                                                                                      -------------
                                                                                                          1,040,475
                                                                                                      -------------
       SINGAPORE 0.6%
       Sinopipe Holdings Ltd. ....................              Machinery                 2,700,000         344,058
                                                                                                      -------------
       SOUTH AFRICA 5.0%
       Astral Foods Ltd. .........................            Food Products                  27,510         322,390
       AVI Ltd. ..................................            Food Products                 216,779         394,215


                             20 | Semiannual Report

Templeton Global Investment Trust

                                                                                          SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                 INDUSTRY                 RIGHTS          VALUE
       -------------------------------------------   --------------------------------   -----------   -------------
       COMMON STOCKS (CONTINUED)
       SOUTH AFRICA (CONTINUED)
       Freeworld Coatings Ltd. ...................           Specialty Retail               643,574   $     614,237
       Lewis Group Ltd. ..........................           Specialty Retail               261,903       1,280,821
   (a) Metorex Ltd. ..............................           Metals & Mining                331,570         528,055
                                                                                                      -------------
                                                                                                          3,139,718
                                                                                                      -------------
       SOUTH KOREA 11.9%
       Avista Inc. ...............................   Textiles, Apparel & Luxury Goods       118,842         688,963
       Binggrae Co. Ltd. .........................            Food Products                  16,680         468,674
       Daekyo Co. Ltd. ...........................                Media                       5,298         269,033
       Duzon Digital Ware Co. Ltd. ...............               Software                    68,487         463,316
       Intelligent Digital Integrated Security
          Co. Ltd. ...............................          Household Durables               22,599         312,974
       KPX Chemical Co. Ltd. .....................              Chemicals                    12,662         610,604
       Misung Polytech Co. Ltd. ..................        Electronic Equipment &
                                                                Instruments                 116,829         714,941
       Neopharm Co. Ltd. .........................          Personal Products                36,344         103,855
       SFA Engineering Corp ......................        Electronic Equipment &
                                                                Instruments                  14,000         624,221
       Techno Semichem Co., Ltd. .................              Chemicals                    70,921       1,144,982
   (a) TK Corp. ..................................              Machinery                    57,480       1,574,068
       YBM Sisa.com Inc. .........................    Diversified Consumer Services          40,317         269,879
       YESCO Co. Ltd. ............................     Oil, Gas & Consumable Fuels            9,417         227,253
                                                                                                      -------------
                                                                                                          7,472,763
                                                                                                      -------------
       TAIWAN 1.5%
       Giant Manufacturing Co. Ltd. ..............     Leisure Equipment & Products          14,050          35,074
       KYE Systems Corp. .........................       Computers & Peripherals            260,845         223,648
       Shin Zu Shing Co. Ltd. ....................              Machinery                     2,187           9,010
       Simplo Technology Co. Ltd. ................       Computers & Peripherals            206,500         678,901
       Sunplus Technology Co. Ltd. ...............    Semiconductors & Semiconductor
                                                                  Equipment                  13,391           6,203
                                                                                                      -------------
                                                                                                            952,836
                                                                                                      -------------
       THAILAND 7.2%
       Bangkok Chain Hospital PCL ................   Health Care Providers & Services       790,400         171,658
       Delta Electronics (Thailand) Public Co.
          Ltd., fgn. .............................        Electronic Equipment &
                                                                Instruments               1,576,800         740,544
       Glow Energy Public Co. Ltd., fgn. .........    Independent Power Producers &
                                                               Energy Traders             1,398,700       1,173,174
       Hana Microelectronics Public Co.
          Ltd., fgn. .............................        Electronic Equipment &
                                                                Instruments               1,523,200         598,392
       Hemaraj Land and Development Public
          Co. Ltd. ...............................       Real Estate Management &
                                                                Development              25,924,800         823,192
       Precious Shipping Public Co. Ltd., fgn ....                Marine                    853,600         387,900
       Rojana Industrial Park Public Co.
          Ltd., fgn. .............................       Real Estate Management &
                                                                Development                 455,289         143,204
       Thai Union Frozen Products Ltd., fgn. .....            Food Products                 831,866         488,415
                                                                                                      -------------
                                                                                                          4,526,479
                                                                                                      -------------
       TURKEY 7.8%
   (a) Akenerji Elektrik Uretim AS ...............    Independent Power Producers &
                                                              Energy Traders                 28,257         217,174
   (a) Ipek Matbaacilik Sanayi Ticaret AS ........    Commercial Services & Supplies        391,500         300,452
       IS Yatirim Menkul Degerler AS .............           Capital Markets                 93,842          92,912
   (a) Kardemir Karabuk Demir Celik Sanayi ve
          Ticaret AS, D ..........................           Metals & Mining              1,694,480       1,037,261


                             Semiannual Report | 21

Templeton Global Investment Trust

                                                                                          SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                 INDUSTRY                 RIGHTS          VALUE
       -------------------------------------------   --------------------------------   -----------   -------------
       COMMON STOCKS (CONTINUED)
       TURKEY (CONTINUED)
       Pinar Sut Mamulleri Sanayii AS ............            Food Products                 314,474   $     953,486
       Selcuk Ecza Deposu ........................           Pharmaceuticals              1,127,305       1,119,766
   (a) Trakya Cam Sanayii AS .....................          Building Products               896,204         879,157
       Turcas Petrolculuk AS .....................     Oil, Gas & Consumable Fuels           83,899         284,466
                                                                                                      -------------
                                                                                                          4,884,674
                                                                                                      -------------
       UKRAINE 0.5%
   (a) XXI Century Investments Public Ltd. .......       Real Estate Management &
                                                                Development                  59,766         292,168
                                                                                                      -------------
       UNITED KINGDOM 0.0%(d)
   (a) GMA Resources PLC .........................           Metals & Mining                446,350          20,689
                                                                                                      -------------
       VIETNAM 1.0%
       Hoa Binh Rubber JSC .......................              Chemicals                    39,350         119,709
       Cuulong Fish JSC ..........................            Food Products                  56,720         138,383
       Bentre Aqua Product Import & Export JSC ...       Food & Staples Retailing            24,000          50,747
       Dong Phu Rubber JSC .......................              Chemicals                    36,810         137,483
   (a) Petrovietnam Insurance JSC ................              Insurance                    15,760          36,457
       Vietnam Container Shipping JSC ............    Transportation Infrastructure          29,860         133,111
                                                                                                      -------------
                                                                                                            615,890
                                                                                                      -------------
       TOTAL COMMON STOCKS
          (COST $93,405,642) .....................                                                       57,750,175
                                                                                                      -------------
       PREFERRED STOCKS(COST $893,236) 1.4%
       BRAZIL 1.4%
       Marcopolo SA, pfd. ........................              Machinery                   344,163         900,232
                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $94,298,878) .........                                                       58,650,407
                                                                                                      -------------
       SHORT TERM INVESTMENTS
       (COST $2,296,807) 3.7%
       MONEY MARKET FUNDS 3.7%
       UNITED STATES 3.7%
   (e) Franklin Institutional Fiduciary Trust
          Money Market Portfolio, 1.98% ..........                                        2,296,807       2,296,807
                                                                                                      -------------
       TOTAL INVESTMENTS (COST $96,595,685)
          97.4% ..................................                                                       60,947,214
       OTHER ASSETS, LESS LIABILITIES 2.6% .......                                                        1,632,248
                                                                                                      -------------
       NET ASSETS 100.0% .........................                                                    $  62,579,462
                                                                                                      =============


                             22 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

SELECTED PORTFOLIO ABBREVIATIONS

BDR - Brazilian Depository Receipt
GDR - Global Depository Receipt

(a)  Non-income producing for the twelve months ended September 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the value of this security was $654,040, representing 1.05% of net assets.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2008, the aggregate value of these securities was $8,653, representing 0.01% of net assets.

(d)  Rounds to less than 0.1% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

                                                                             TEMPLETON
                                                                         EMERGING MARKETS
                                                                          SMALL CAP FUND
                                                                         ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................................     $ 94,298,878
      Cost - Sweep Money Fund (Note 7) ...............................        2,296,807
                                                                           ------------
      Total cost of investments ......................................     $ 96,595,685
                                                                           ============
      Value - Unaffiliated issuers ...................................     $ 58,650,407
      Value - Sweep Money Fund (Note 7) ..............................        2,296,807
                                                                           ------------
      Total value of investments .....................................       60,947,214
   Cash ..............................................................           17,982
   Receivables:
      Investment securities sold .....................................        2,555,454
      Capital shares sold ............................................          241,945
      Dividends and interest .........................................          188,106
                                                                           ------------
         Total assets ................................................       63,950,701
                                                                           ------------
Liabilities:
   Payables:
      Capital shares redeemed ........................................          982,592
      Affiliates .....................................................          148,209
   Foreign currency advanced by custodian ............................          185,760
   Accrued expenses and other liabilities ............................           54,678
                                                                           ------------
         Total liabilities ...........................................        1,371,239
                                                                           ------------
            Net assets, at value .....................................     $ 62,579,462
                                                                           ============
Net assets consist of:
   Paid-in capital ...................................................     $103,951,774
   Undistributed net investment income ...............................        1,180,428
   Net unrealized appreciation (depreciation) ........................      (35,710,579)
   Accumulated net realized gain (loss) ..............................       (6,842,161)
                                                                           ------------
            Net assets, at value .....................................     $ 62,579,462
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008 (unaudited)

                                                                             TEMPLETON
                                                                         EMERGING MARKETS
                                                                          SMALL CAP FUND
                                                                         ----------------
CLASS A:
   Net assets, at value ..............................................      $46,556,658
                                                                            ===========
   Shares outstanding ................................................        6,200,369
                                                                            ===========
   Net asset value per share .........................................      $      7.51
                                                                            ===========
   Maximum offering price per share (net asset value per share /
      94.25%) ........................................................      $      7.97
                                                                            ===========
CLASS C:
   Net assets, at value ..............................................      $13,695,603
                                                                            ===========
   Shares outstanding ................................................        1,838,186
                                                                            ===========
   Net asset value and maximum offering price per share(a)  ..........      $      7.45
                                                                            ===========
CLASS R:
   Net assets, at value ..............................................      $   133,532
                                                                            ===========
   Shares outstanding ................................................           17,804
                                                                            ===========
   Net asset value and maximum offering price per share ..............      $      7.50
                                                                            ===========
ADVISOR CLASS:
   Net assets, at value ..............................................      $ 2,193,669
                                                                            ===========
   Shares outstanding ................................................          291,220
                                                                            ===========
   Net asset value and maximum offering price per share ..............      $      7.53
                                                                            ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

                                                                             TEMPLETON
                                                                         EMERGING MARKETS
                                                                          SMALL CAP FUND
                                                                         ----------------
Investment income:
   Dividends: (net of foreign taxes of $102,586)
      Unaffiliated issuers ...........................................     $  1,987,026
      Sweep Money Fund (Note 7) ......................................            5,942
   Interest ..........................................................           18,106
                                                                           ------------
         Total investment income .....................................        2,011,074
                                                                           ------------
Expenses:
   Management fees (Note 3a) .........................................          602,645
   Administrative fees (Note 3b) .....................................           96,573
   Distribution fees: (Note 3c)
      Class A ........................................................          107,390
      Class C ........................................................           95,467
      Class R ........................................................              459
   Transfer agent fees (Note 3e) .....................................          105,485
   Custodian fees (Note 4) ...........................................           87,371
   Reports to shareholders ...........................................           22,970
   Registration and filing fees ......................................           35,089
   Professional fees .................................................           31,811
   Trustees' fees and expenses .......................................            6,490
   Other .............................................................            3,267
                                                                           ------------
         Total expenses ..............................................        1,195,017
         Expense reductions (Note 4) .................................             (710)
         Expenses waived/paid by affiliates (Note 3f) ................         (122,651)
                                                                           ------------
            Net expenses .............................................        1,071,656
                                                                           ------------
               Net investment income .................................          939,418
                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $163) .....................      (11,437,486)
      Foreign currency transactions ..................................         (209,103)
                                                                           ------------
               Net realized gain (loss) ..............................      (11,646,589)
                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................      (23,554,939)
      Translation of other assets and liabilities denominated in
         foreign currencies ..........................................          (45,875)
                                                                           ------------
               Net change in unrealized appreciation (depreciation) ..      (23,600,814)
                                                                           ------------
Net realized and unrealized gain (loss) ..............................      (35,247,403)
                                                                           ------------
Net increase (decrease) in net assets resulting from operations ......     $(34,307,985)
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                              TEMPLETON EMERGING MARKETS
                                                                                    SMALL CAP FUND
                                                                         -----------------------------------
                                                                          SIX MONTHS ENDED
                                                                         SEPTEMBER 30, 2008     YEAR ENDED
                                                                             (UNAUDITED)      MARCH 31, 2008
                                                                         ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................      $    939,418       $  1,146,457
      Net realized gain (loss) from investments and foreign currency
         transactions ................................................       (11,646,589)         7,783,247
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ...........................       (23,600,814)       (13,845,412)
                                                                            ------------       ------------
            Net increase (decrease) in net assets resulting from
               operations ............................................       (34,307,985)        (4,915,708)
                                                                            ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................................                --           (645,241)
         Class C .....................................................                --            (98,321)
         Class R .....................................................                --             (1,477)
         Advisor Class ...............................................                --            (36,744)
      Net realized gains:
         Class A .....................................................                --         (3,397,861)
         Class C .....................................................                --         (1,065,774)
         Class R .....................................................                --            (11,068)
         Advisor Class ...............................................                --           (153,406)
                                                                            ------------       ------------
   Total distributions to shareholders ...............................                --         (5,409,892)
                                                                            ------------       ------------
   Capital share transactions: (Note 2)
         Class A .....................................................        (8,410,729)        50,106,968
         Class C .....................................................        (2,711,982)        18,449,163
         Class R .....................................................             4,894              3,372
         Advisor Class ...............................................            15,614          2,182,490
                                                                            ------------       ------------
   Total capital share transactions ..................................       (11,102,203)        70,741,993
                                                                            ------------       ------------
   Redemption fees ...................................................               783              3,506
                                                                            ------------       ------------
            Net increase (decrease) in net assets ....................       (45,409,405)        60,419,899
Net assets:
   Beginning of period ...............................................       107,988,867         47,568,968
                                                                            ------------       ------------
   End of period .....................................................      $ 62,579,462       $107,988,867
                                                                            ============       ============
Undistributed net investment income included in net assets:
   End of period .....................................................      $  1,180,428       $    241,010
                                                                            ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Emerging Markets Small Cap Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             30 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                   SIX MONTHS ENDED
                                                                  SEPTEMBER 30, 2008              YEAR ENDED
                                                                      (UNAUDITED)               MARCH 31, 2008
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold ............................................    1,367,419   $ 14,261,569    6,415,078   $ 82,415,327
   Shares issued in reinvestment of distributions .........           --             --      257,677      3,341,128
   Shares redeemed ........................................   (2,273,976)   (22,672,298)  (2,850,907)   (35,649,487)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................     (906,557)  $ (8,410,729)   3,821,848   $ 50,106,968
                                                              ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold ............................................      248,885   $  2,663,125    1,980,751   $ 25,386,700
   Shares issued in reinvestment of distributions .........           --             --       69,210        893,850
   Shares redeemed ........................................     (543,036)    (5,375,107)    (632,498)    (7,831,387)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................     (294,151)  $ (2,711,982)   1,417,463   $ 18,449,163
                                                              ==========   ============   ==========   ============
CLASS R SHARES:
   Shares sold ............................................          444   $      4,894        1,108   $     14,332
   Shares issued in reinvestment of distributions .........           --             --          959         12,236
   Shares redeemed ........................................           --             --       (1,873)       (23,196)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................          444   $      4,894          194   $      3,372
                                                              ==========   ============   ==========   ============


                             Semiannual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                   SIX MONTHS ENDED
                                                                  SEPTEMBER 30, 2008              YEAR ENDED
                                                                      (UNAUDITED)               MARCH 31, 2008
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold ............................................       76,278   $    801,908      288,677   $  3,663,349
   Shares issued in reinvestment of distributions .........           --             --       12,939        166,808
   Shares redeemed ........................................      (80,619)      (786,294)    (127,810)    (1,647,667)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................       (4,341)  $     15,614      173,806   $  2,182,490
                                                              ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                     ----------------------
Templeton Asset Management Ltd. (TAML)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
1.250%                Up to and including $1 billion
1.200%                Over $1 billion, up to and including $5 billion
1.150%                Over $5 billion, up to and including $10 billion
1.100%                Over $10 billion, up to and including $15 billion
1.050%                Over $15 billion, up to and including $20 billion
1.000%                In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                             32 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........   0.35%
Class C ...........   1.00%
Class R ...........   0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of February 1, 2008, through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $20,472
Contingent deferred sales charges retained ......   $14,260

E. TRANSFER AGENT FEES

For the period ended September 30, 2008, the Fund paid transfer agent fees of $105,485, of which $71,936 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have agreed in advance to voluntarily waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2009. Total expenses waived/paid by FT Services and TAML are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2009, FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES

For tax purposes, realized currency losses occuring subsequent to October 31, may be deferred and treated as occuring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized currency losses of $43,688.

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $ 96,939,461
                                                 ============
Unrealized appreciation ......................   $  2,020,671
Unrealized depreciation ......................    (38,012,918)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $(35,992,247)
                                                 ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $20,324,762 and $29,337,347, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisors, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             34 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                      -----------   -----------   -------   -----------
ASSETS:
   Investments in Securities ......   $12,319,034   $48,619,527    $8,653   $60,947,214


                             Semiannual Report | 35

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

9. FAIR VALUE MEASUREMENTS (CONTINUED)

At September 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                           INVESTMENTS
                                                          IN SECURITIES
                                                          -------------
Beginning Balance - March 31, 2008 ....................       $   --
   Net realized gain (loss) ...........................           --
   Net change in unrealized appreciation
      (depreciation) ..................................           --
   Net purchases (sales) ..............................           --
   Transfers in and/or out of Level 3 .................        8,653
                                                              ------
Ending Balance ........................................       $8,653
                                                              ======

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             36 | Semiannual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Emerging Markets Small Cap Fund
(Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


                             Semiannual Report | 37

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Fund is newly formed with only one full year of operations and in the opinion of the Board has not had sufficient time to establish a meaningful performance record. Consideration, however, was given to performance reports and discussions with portfolio managers at Board meetings during the year and attention was given to the Lipper report furnished for the agreement renewal. The Lipper report for the Fund showed performance of its Class A shares for the year ended December 31, 2007, in comparison with a Lipper performance universe consisting of all retail and institutional emerging market funds. While the Lipper report showed the Fund's total return during this period to be in the lowest quintile of such universe, the Board found such performance to be acceptable noting its small size and that its actual return as shown in such report exceeded 29%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of 13 other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund


                             38 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed that its contractual investment management fee rate was the highest in its Lipper expense group and its actual total expense rate was the fourth-highest in such expense group. The Board found these expenses to be acceptable in view of factors relating to the Fund's operation, such as the background and experience of its portfolio managers and research staff and their physical presence and coverage in the geographical areas in which the Fund invests. The Board also noted that expenses of the Fund had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations,


                             Semiannual Report | 39

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The net assets of the Fund amounted to approximately $127 million at December 31, 2007, and the Board believed it unlikely that economies of scale existed at such size, further noting that Fund expenses were being subsidized through fee waivers.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholder can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON EMERGING MARKETS SMALL CAP FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

426 S2008 11/08


SEPTEMBER 30, 2008

A series of Templeton Global Investment Trust

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

HYBRID

                                   (GRAPHIC)

                              TEMPLETON INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                       Franklin - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

CEO'S MESSAGE .............................................................    1
SEMIANNUAL REPORT
Templeton Income Fund .....................................................    4
Performance Summary .......................................................   14
Your Fund's Expenses ......................................................   17
Financial Highlights and Statement of Investments .........................   19
Financial Statements ......................................................   39
Notes to Financial Statements .............................................   43
Shareholder Information ...................................................   60

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Templeton Income Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

1.   Source: Ned Davis Research, Inc.

2. Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

3.   Source: "16 Rules for Investment Success" by Sir John Templeton.

4.   Source: Standard & Poor's press release, 10/6/08.


                     2 | Not part of the semiannual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across
29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Templeton Income Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
--------------------------------------
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Templeton Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of stocks that offer or could offer attractive dividend yields. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate debt securities.

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/08

                                  (PIE CHART)

Fixed Income...............................   53.0%
Equity.....................................   42.0%
Short-Term Investments & Other net Assets..    5.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Income Fund covers the six months ended September 30, 2008.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A had a -10.94% cumulative total return for the six months ended September 30, 2008. The Fund performed better than its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Barclays Capital (BC; formerly, Lehman Brothers) Multiverse Index, which had a

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                              4 | Semiannual Report

-12.05% cumulative total return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 14.

ECONOMIC AND MARKET OVERVIEW

The state of the U.S. economy and its effect on the global economy remained the major focus in global financial markets over the six-month period ended September 30, 2008. Despite a second-quarter rebound in U.S. gross domestic product growth (GDP) -- largely tied to tax rebates and strong exports -- the trends toward lower housing prices and softer consumer demand prevailed. In addition, the credit crisis originally related to U.S. subprime loan losses reached global proportions, and in September interbank lending came to a virtual halt. Concurrently, some of the world's premier global financial institutions were bankrupted, nationalized, rescued or rechartered. As the period ended, economists pondered the possibility that severe financial turmoil amid a slowing economic environment could send the world into a global recession. Even developing economies in Asia that had experienced robust growth while developed economies slowed also showed signs of weakening.

China's voracious appetite for commodities drove commodity prices to a peak in early July, but as the country's export growth slowed and industrial production fell to its lowest level in six years, commodities recorded their worst three-month period on record. The steep rise in oil prices was one of the most extreme market trends of recent months and a major focus of attention, due to its wide-ranging impact on everything from inflation to corporate earnings to consumer spending. However, global inflationary pressures built up from a much broader base, including natural gas, precious metals and most agricultural and industrial commodities. Over the past few months, many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S. Federal Reserve Board (Fed), which had led the world in monetary easing, paused after cutting rates to 2.00% in April. Meanwhile, the eurozone had

1. Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvestment of any income or distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the BC Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              Semiannual Report | 5
made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank joined many of the world's central banks whose concerns about inflation had led them to raise rates. However, rapid financial market deterioration toward period-end led to serious doubts about the economic outlook and began to outweigh the risks of inflation.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

Against this challenging economic backdrop, global equity markets were volatile and generally declined over the six-month period. In addition, the U.S. dollar appreciated against most currencies and diminished returns generated in local markets. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, balance sheets remained solid for many companies outside the financial sector. In addition, indiscriminate selling in the equity markets created some interesting opportunities for long-term-minded investors, as valuations in many cases dropped to multi-year lows regardless of company-specific fundamentals.

Global bond and currency markets also experienced considerable volatility during the six-month period. Global inflation began to dissipate over the period as supply shocks that led to high food and energy prices moderated toward period-end as commodity prices softened and global growth waned.

U.S. economic growth remained sluggish due to continued weakness in the housing market and lower confidence among households and businesses. Continued demand weakness helped moderately reduce the U.S.'s large current account deficit. Additionally, the U.S. dollar's more than 30% decline versus major trading partners from 2001 through 2007 increased the competitiveness of U.S. producers, leading to a recovery in exports.(2) However, rising U.S. mortgage delinquencies triggered a period of significant risk reduction in the banking sector and financial markets. Deterioration in asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets. This prompted U.S. policymakers to provide liquidity measures to avert a system-wide meltdown.

European economic growth came under increased pressure and eurozone second quarter 2008 GDP growth slowed to 1.4% year-over-year.(3) However, the European Central Bank (ECB) increased interest rates 25 basis points (bps) (100 bps equal one percentage point) to 4.25% in July due to concerns that the significant commodity price-based inflation increase would influence households' expectations of future price developments and wage demands. Consumer price inflation surged to 3.8%, or nearly twice the rate the ECB defines as consistent with price stability.(3) While European labor markets

2.   Source: Federal Reserve H10 Report.

3.   Source: Eurostat.


                              6 | Semiannual Report
remained stable, consumer confidence dropped sharply because of higher inflation and a less favorable economic outlook. Headwinds to growth continued to build, including pockets of housing market weakness, the effects of past interest rate tightening, the impact to European exporters of slowing global growth, and the euro's rapid strengthening over the previous two years. Non-euro European countries, excluding the U.K., continued to tighten interest rates as these nations' inflation rates deviated from their central banks' targets. For example, Poland hiked interest rates 25 bps and Norway and Sweden raised them 50 bps.

Asia's economic growth also moderated, but not to the extent seen in the U.S. or Europe. China's second quarter GDP registered 10.1% year-over-year growth, although that was below 2007's 12.0% average quarterly rate.(4) Outside of China, economic growth in Indonesia, Malaysia, South Korea and Japan, for example, was more modest. Asia also experienced rising inflation as food and energy prices surged. With oil reaching a peak price level of $145 per barrel, some Asian governments reduced the amount of their energy subsidies. However, Asian monetary authorities responded with only modest tightening and currency appreciation. By period-end, China began relaxing restrictions on lending and discussed strategies for supporting investment growth through government spending. Asia broadly continued to generate trade and current account surpluses, with the exception of South Korea.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/08

                                  (BAR CHART)

U.S.                                        28.5%
U.K.                                         8.5%
France                                       6.3%
Brazil                                       5.4%
Mexico                                       5.3%
Malaysia                                     3.3%
Hong Kong                                    3.2%
Netherlands                                  3.0%
Indonesia                                    2.6%
Taiwan                                       2.6%
Italy                                        2.3%
Australia                                    2.3%
Japan                                        2.2%
South Korea                                  2.1%
Germany                                      2.0%
Other                                       15.4%
Short-Term Investments & Other Net Assets    5.0%

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's

4.   Source: National Bureau of Statistics (China).


                              Semiannual Report | 7

TOP 5 EQUITY HOLDINGS
9/30/08


COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------------------------   ----------
Singapore Telecommunications Ltd.               1.4%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SINGAPORE
United Parcel Service Inc., B                   1.4%
   AIR FREIGHT & LOGISTICS, U.S.
Microsoft Corp.                                 1.4%
   SOFTWARE, U.S.
HSBC Holdings PLC                               1.3%
   COMMERCIAL BANKS, U.K.
Vodafone Group PLC                              1.3%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.

price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

MANAGER'S DISCUSSION

EQUITY

Global equity markets retreated sharply during the period under review as slowing economic growth, commodity markets' volatility, and the escalating credit crisis sapped confidence from the global financial system. Unsurprisingly, as fear and anxiety gripped the markets, stocks with the most defensive profiles fared best, although weakness was broad-based across markets and sectors. What was surprising, however, was that the U.S., the world's largest economy and the origin of the global financial crisis, outperformed virtually all other markets during the period as the turmoil broadened. Emerging markets -- generally highly leveraged to commodity markets or overly dependent on export-led growth -- declined during the latter part of the period as commodity prices cooled and the developed world's economic slowdown dampened demand. Because equity market volatility increased during the period, we continued to shift the Fund's asset allocation in favor of fixed income to preserve shareholder capital. By period-end, the portfolio was approximately 40% equity, 50% fixed income and the balance in cash or short-term instruments. In spite of market declines providing increasingly compelling equity valuations over the period, we remained keenly aware of our growth and income mandate as well as capital preservation.

The breadth of the market sell-off was reflected by negative performance of every region and country in the MSCI AC World Index, the broadest index of global stocks and the Fund's equity benchmark. The Fund managed to perform better than the benchmark in every region, although most countries registered negative returns. For the Fund, Mexico and South Africa were the standouts with positive returns. Telefonos de Mexico (sold by period-end), a nationwide telecommunications provider, benefited from its steady business, strong balance sheet and high free cash flow, which it uses to pay dividends to shareholders. Although many telecommunication companies in the Fund's portfolio share this profile, explaining our overweighted allocation to this sector, most were not recognized for these defensive characteristics and declined during the period.(5)

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                              8 | Semiannual Report

Consumer staples and utilities, which are generally thought to have defensive earnings profiles, delivered the strongest absolute returns for the Fund.(6) These sectors, however, have looked expensive based on our analysis in recent years. Our consequently underweighted exposure to both sectors negatively impacted returns relative to our equity benchmark. The Fund was overweighted in health care stocks, which had less negative returns on an absolute basis than the overall index.(7) Our heavier allocation helped the Fund on a relative basis. However, stock selection in this sector reduced some of this positive effect. Nonetheless, pharmaceutical stocks appeared inexpensive to us relative to these companies' earnings potential and cash-flow generation, which we believe could benefit from an aging population as well as increased efficacy of DNA-targeted drugs. GlaxoSmithKline, a U.K. drug and cosmetics maker, contributed to Fund performance for the period as its new chief executive officer (CEO) introduced a cost-cutting program, increased research and development efficiencies, and decided to steer clear of the ultra-competitive generic drug business. The market responded positively to his strategic vision and the company's latest two quarters' earnings results, which were better than consensus estimates. Bristol-Myers Squibb also added slightly to Fund returns during the period.

We finally began to reap the rewards of our disciplined selling of expensive stocks in favor of undervalued opportunities. Our significantly underweighted allocation to the materials sector, which mirrored commodity price volatility during the period under review, was a major contributor to Fund performance.(8) As we noted before, it is difficult to time the turnaround of overvalued, momentum-driven sectors. In fact, the first half of 2008 was the best period for commodities in over three decades, while the third quarter was the worst three-month period for commodities during the same time. The rotation out of commodities in the latter half of the reporting period negatively impacted the Fund's absolute performance, but our underweighting boosted returns relative to the benchmark. Industrials stocks' weak performance also detracted from Fund returns during the period.(9) However, our underweighted allocation and stock selection helped the Fund's performance relative to the benchmark in this sector.

6. The consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco in the SOI. The utilities sector comprises electric utilities, gas utilities, independent power producers and energy traders, multi-utilities, and water utilities in the SOI.

7. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

8. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.

9. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, marine, road and rail, trading companies and distributors, and transportation infrastructure in the SOI.


                              Semiannual Report | 9

Financials stocks were among the Fund's worst absolute and relative performers during the period under review.(10) Financials have historically offered attractive, consistent dividend yields, and therefore constituted an overweighted position in the Fund. Thus, our financials sector holdings hurt performance as the credit crisis took its toll on the global banking system. Although we largely avoided the banks most exposed to the credit crisis, many of our holdings were caught in the collective downdraft and suffered as a result. Unicredito Italiano, Italy's largest bank, was the period's biggest equity detractor from Fund performance. The stock declined significantly during the final two weeks of the reporting period as bank failures rattled the global financial system. Investors sold the stock due to concerns the bank would have to raise capital to shore up its balance sheet. However, the firm's CEO quickly assured the market that short-term funding was sufficient beyond this calendar year and amounted to roughly 10 times regulatory requirements. This allayed fears that liquidity constraints could spiral into solvency threats. Interestingly, JPMorgan Chase, the U.S. commercial bank that acquired parts of Bear Stearns and Washington Mutual as those firms faltered, ended the period as the Fund's top equity contributor to absolute performance. As lightly regulated, stand-alone investment banks became bankrupt, were sold or were rechartered during the period, JPMorgan's diversified commercial banking model proved to have a stronger capital base.

The global downturn also negatively impacted consumer spending, and the Fund's heavily weighted consumer discretionary position was among the biggest detractors from performance during the period.(11) In particular, the Fund's media holdings suffered as declining advertising revenues and online competition threatened the industry's profitability. However, in our analysis, these media companies control valuable global brands, tend to generate high levels of cash and recently traded near their lowest valuations, which could offer attractive opportunities for patient and disciplined value investors. Although many challenges remain on the road to recovery, income-oriented investors can take solace in the relative abundance of companies with strong enough balance sheets to protect their dividends without turning to strained credit markets for financing. These companies are generally conservatively managed, larger-capitalization firms with strong global brands and balance sheets, and have a record of profitability through various economic cycles. Although the current environment is a difficult one, we believe that the Fund is well positioned to ride out the turmoil and capitalize on a market recovery.

10. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate, and thrifts and mortgage finance in the SOI.

11. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure equipment and products; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.


                             10 | Semiannual Report

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2008, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance (equity portion) was negatively affected by the portfolio's investment primarily in equity securities with non-U.S. currency exposure.

FIXED INCOME

We continued to actively manage duration and foreign exchange exposure during the period under review. The Fund's positioning reflected our analysis that given trade and financial linkages, global economic growth could slow due to weak U.S. demand and continued financial and credit market stresses. Although global inflation rates were generally high during the reporting period, we increased our duration exposure to bond markets where we identified certain characteristics. These included countries with inflation resulting from a supply shock from commodity prices rather than driven by domestic demand, central banks that demonstrated credibility and, in our view, prospects for weaker economic growth. We believed market volatility could present attractive buying opportunities because these markets' central banks would be well positioned to reduce interest rates if the supply shock fades.

The Fund's duration exposure to Mexico and South Korea detracted from performance as higher inflation led to tighter monetary policy. However, our Mexican and South Korean positions were largely hedged, which protected the Fund from these currencies' depreciation against the U.S. dollar. The Fund's underweighted duration exposure in the eurozone compared with the fixed income benchmark detracted from relative performance. Additionally, higher risk aversion worked against the Fund's Brazilian and Indonesian duration positions, which was partially offset by these countries' high interest rates. Both countries' economic fundamentals remained strong, and we continued to favor prospects for yield convergence over the medium term. The Fund's underweighted position in U.S. Treasuries also detracted from relative performance. Although a heightened risk environment supported U.S. Treasuries, we continued to find more value outside the U.S. where markets have not fully priced in the potential effects of a significant U.S. slowdown and capital linkages between countries.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.


                             Semiannual Report | 11

TOP 5 BOND HOLDINGS
9/30/08

                                    % OF TOTAL
ISSUER                              NET ASSETS
------                              ----------
Government of Mexico                   5.3%
Nota Do Tesouro Nacional (Brazil)      4.6%
Egypt Treasury Bills                   4.0%
Government of Malaysia                 3.3%
Government of Indonesia                2.6%

The Fund broadly gained from its currency exposure as we shifted our strategy toward the U.S. dollar and Asian currencies versus the euro. During the period, the euro reached an all-time high against the dollar, and we used this strength to build substantial positions against it. Our net negative euro position was a significant positive contributor to Fund performance as was our net negative British pound position. During the period, the euro fell 11.4% against the U.S. dollar while the British pound fell 10.3%.(12) Non-euro European currencies detracted from Fund performance given currency weakness against the euro. Despite large current account and fiscal surpluses, which should underpin fundamentals over the medium term, the Swedish krona weakened due to contagion effects. Our euro hedge limited these non-euro European currencies' downside. For instance, the Swedish krona fell only 3.8% against the euro, but 15.0% against the U.S. dollar, which shows the larger potential negative impact on Fund performance that we avoided by hedging our non-euro European positions.(12) The Fund's currency positioning within Asia showed mixed performance but notable resilience during September's market volatility. On one hand, broad-based U.S. dollar strength worked against Asian currency exposure expressed against the U.S. dollar. On the other hand, the Fund's cross-currency positions against the euro generated positive returns. For example, although the Singapore dollar fell 3.6% against the U.S. dollar, the Singapore dollar gained 7.4% against the euro.(12) The Fund also held long positions in the Malaysian ringgit and the Japanese yen against the euro, which benefited performance. Lastly, Latin American currencies detracted from Fund performance as the region broadly weakened against the U.S. dollar.

12. Source: Exshare (via Compustat via Factset).


                             12 | Semiannual Report

Thank you for your continued participation in Templeton Income Fund.

We look forward to serving your future investment needs.

(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.

Cindy L. Sweeting, CFA
Christopher J. Molumphy, CFA

Portfolio Management Team
Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 13

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TINCX)                    CHANGE   9/30/08   3/31/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $2.49     $2.87
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.0738

CLASS C (SYMBOL: TCINX)                    CHANGE   9/30/08   3/31/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $2.49     $2.87
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.0682

CLASS R (SYMBOL: N/A)                      CHANGE   9/30/08   3/31/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $2.50     $2.88
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.0703

ADVISOR CLASS (SYMBOL: TZINX)              CHANGE   9/30/08   3/31/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $2.50     $2.88
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.0773


                             14 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------------------------------   -------          -------   -------   ------------------
Cumulative Total Return(2)              -10.94%          -16.85%    +13.82%        +15.10%
Average Annual Total Return(3)          -14.80%          -20.37%     +2.93%         +3.05%
Value of $10,000 Investment(4)          $8,520           $7,963    $10,906        $11,025
   Distribution Rate(5)                           4.80%
   30-Day Standardized Yield(6)                   5.32%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.27%
      With Waiver                                 1.22%

CLASS C                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------------------------------   -------          -------   -------   ------------------
Cumulative Total Return(2)              -11.12%          -17.17%    +12.62%        +13.87%
Average Annual Total Return(3)          -11.98%          -17.95%     +4.04%         +4.08%
Value of $10,000 Investment(4)          $8,802           $8,205    $11,262        $11,387
   Distribution Rate(5)                           4.58%
   30-Day Standardized Yield(6)                   5.21%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.67%
      With Waiver                                 1.62%

CLASS R                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------------------------------   -------          -------   -------   ------------------
Cumulative Total Return(2)              -11.01%          -16.73%    +13.29%        +14.55%
Average Annual Total Return(3)          -11.01%          -16.73%     +4.25%         +4.27%
Value of $10,000 Investment(4)          $8,899           $8,327    $11,329        $11,455
   Distribution Rate(5)                           4.70%
   30-Day Standardized Yield(6)                   5.30%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.52%
      With Waiver                                 1.47%

ADVISOR CLASS                           6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------------------------------   -------          -------   -------   ------------------
Cumulative Total Return(2)              -10.79%          -16.59%    +14.55%        +16.33%
Average Annual Total Return(3)          -10.79%          -16.59%     +4.63%         +4.77%
Value of $10,000 Investment(4)          $8,921           $8,341    $11,455        $11,633
   Distribution Rate(5)                           5.26%
   30-Day Standardized Yield(6)                   5.82%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.02%
      With Waiver                                 0.97%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/09.


                             Semiannual Report | 15

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS IT MAY NOT ACHIEVE THE ANTICIPATED BENEFITS OR IT MAY REALIZE LOSSES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 5.27%, 5.15%, 5.24% and 5.76% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 9/30/08.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             16 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  890.60              $5.69
Hypothetical (5% return before expenses)         $1,000           $1,019.05              $6.07
CLASS C
Actual                                           $1,000           $  888.80              $7.48
Hypothetical (5% return before expenses)         $1,000           $1,017.15              $7.99
CLASS R
Actual                                           $1,000           $  889.90              $6.87
Hypothetical (5% return before expenses)         $1,000           $1,017.80              $7.33
ADVISOR CLASS
Actual                                           $1,000           $  892.10              $4.51
Hypothetical (5% return before expenses)         $1,000           $1,020.31              $4.81

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.58%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             18 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                              SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2008   -----------------------------
                                                                 (UNAUDITED)        2008       2007     2006(a)
                                                             ------------------   --------   --------   -------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $   2.87       $   3.02   $   2.67   $  2.50
                                                                   --------       --------   --------   -------
Income from investment operations(b):
   Net investment income(c) ..............................             0.07           0.12       0.10      0.07
   Net realized and unrealized gains (losses) ............            (0.38)         (0.09)      0.36      0.15
                                                                   --------       --------   --------   -------
Total from investment operations .........................            (0.31)          0.03       0.46      0.22
                                                                   --------       --------   --------   -------
Less distributions from:
   Net investment income .................................            (0.07)         (0.16)     (0.10)    (0.05)
   Net realized gains ....................................               --          (0.02)     (0.01)       --(d)
                                                                   --------       --------   --------   -------
Total distributions ......................................            (0.07)         (0.18)     (0.11)     (0.05)
                                                                   --------       --------   --------   -------
Redemption fees(e,f) .....................................               --             --         --        --
                                                                   --------       --------   --------   -------
Net asset value, end of period ...........................         $   2.49       $   2.87   $   3.02   $  2.67
                                                                   ========       ========   ========   =======
Total return(g)...........................................           (10.94)%         0.69%     17.65%     9.10%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .....             1.23%          1.23%      1.35%     1.51%
Expenses net of waiver and payments by affiliates(i) .....             1.20%          1.20%      1.20%     1.20%
Net investment income ....................................             5.34%          3.86%      3.61%     3.76%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $531,073       $612,330   $330,576   $83,674
Portfolio turnover rate ..................................            12.60%         22.89%     21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                          SIX MONTHS ENDED       YEAR ENDED MARCH 31,
                                                         SEPTEMBER 30, 2008  ----------------------------
CLASS C                                                     (UNAUDITED)        2008      2007     2006(a)
-------------------------------------------------------  ------------------  --------  --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...................      $   2.87        $   3.02  $   2.67   $  2.50
                                                             --------        --------  --------   -------
Income from investment operations(b):
   Net investment income(c)............................          0.07            0.11      0.09      0.06
   Net realized and unrealized gains (losses)..........         (0.38)          (0.10)     0.36      0.16
                                                             --------        --------  --------   -------
Total from investment operations.......................         (0.31)           0.01      0.45      0.22
                                                             --------        --------  --------   -------
Less distributions from:
   Net investment income...............................         (0.07)          (0.14)    (0.09)    (0.05)
   Net realized gains..................................            --           (0.02)    (0.01)       --(d)
                                                             --------        --------  --------   -------
Total distributions....................................         (0.07)          (0.16)    (0.10)    (0.05)
                                                             --------        --------  --------   -------
Redemption fees(e,f)                                               --              --        --        --
                                                             --------        --------  --------   -------
Net asset value, end of period.........................      $   2.49        $   2.87  $   3.02   $  2.67
                                                             ========        ========  ========   =======
Total return(g)........................................        (11.12)%          0.33%    17.26%     8.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i)...          1.61%           1.63%     1.75%     1.91%
Expenses net of waiver and payments by affiliates(i)...          1.58%           1.60%     1.60%     1.60%
Net investment income..................................          4.96%           3.46%     3.21%     3.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's)......................      $330,155        $384,075  $216,391   $42,794
Portfolio turnover rate................................         12.60%          22.89%    21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                          SIX MONTHS ENDED       YEAR ENDED MARCH 31,
                                                         SEPTEMBER 30, 2008  ----------------------------
CLASS R                                                     (UNAUDITED)        2008      2007     2006(a)
-------------------------------------------------------  ------------------  --------  --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...................      $  2.88          $ 3.02    $ 2.67     $ 2.50
                                                             -------          ------    ------     ------
Income from investment operations(b):
   Net investment income(c)............................         0.07            0.11      0.10       0.06
   Net realized and unrealized gains (losses)..........        (0.38)          (0.08)     0.35       0.16
                                                             -------          ------    ------     ------
Total from investment operations.......................        (0.31)           0.03      0.45       0.22
                                                             -------          ------    ------     ------
Less distributions from:
   Net investment income...............................        (0.07)          (0.15)    (0.09)     (0.05)
   Net realized gains..................................           --           (0.02)    (0.01)        --(d)
                                                             -------          ------    ------     ------
Total distributions....................................        (0.07)          (0.17)    (0.10)     (0.05)
                                                             -------          ------    ------     ------
Redemption fees(e,f)                                              --              --        --         --
                                                             -------          ------    ------     ------
Net asset value, end of period.........................      $  2.50          $ 2.88    $ 3.02     $ 2.67
                                                             =======          ======    ======     ======
Total return(g)........................................       (11.01)%          0.82%    17.22%      8.92%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i)...         1.48%           1.48%     1.60%      1.76%
Expenses net of waiver and payments by affiliates(i)...         1.45%           1.45%     1.45%      1.45%
Net investment income..................................         5.09%           3.61%     3.36%      3.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's)......................      $ 1,328          $1,325    $  425      $ 395
Portfolio turnover rate................................        12.60%          22.89%    21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

TEMPLETON INCOME FUND


                                                          SIX MONTHS ENDED       YEAR ENDED MARCH 31,
                                                         SEPTEMBER 30, 2008  ----------------------------
ADVISOR CLASS                                               (UNAUDITED)        2008      2007     2006(a)
-------------------------------------------------------  ------------------  --------  --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...................      $  2.88          $  3.03  $ 2.67     $ 2.50
                                                             -------          -------  ------     ------
Income from investment operations(b):
   Net investment income(c)............................         0.08             0.12    0.11       0.08
   Net realized and unrealized gains (losses)..........        (0.38)           (0.09)   0.37       0.15
                                                             -------          -------  ------     ------
Total from investment operations.......................        (0.30)            0.03    0.48       0.23
                                                             -------          -------  ------     ------
Less distributions from:
   Net investment income...............................        (0.08)           (0.16)  (0.11)     (0.06)
   Net realized gains..................................           --            (0.02)  (0.01)        --(d)
                                                             -------          -------  ------     ------
Total distributions....................................        (0.08)           (0.18)  (0.12)     (0.06)
                                                             -------          -------  ------     ------
Redemption fees(e,f)                                             --                --      --         --
                                                             -------          -------  ------     ------
Net asset value, end of period.........................      $  2.50          $  2.88  $ 3.03     $ 2.67
                                                             =======          =======  ======     ======
Total return(g)........................................       (10.79)%           0.93%  18.28%      9.24%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i)...         0.98%            0.98%   1.10%      1.26%
Expenses net of waiver and payments by affiliates(i)...         0.95%            0.95%   0.95%      0.95%
Net investment income..................................         5.59%            4.11%   3.86%      4.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's)......................      $21,346          $23,095  $3,550     $1,259
Portfolio turnover rate................................        12.60%           22.89%  21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

       TEMPLETON INCOME FUND                                         INDUSTRY                        SHARES            VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       COMMON STOCKS 39.3%
       AUSTRALIA 0.6%
       Billabong International Ltd............         Textiles, Apparel & Luxury Goods                 481,763      $  5,379,458
                                                                                                                     ------------
       AUSTRIA 0.6%
       Telekom Austria AG.....................      Diversified Telecommunication Services              287,620         5,012,933
                                                                                                                     ------------
       CHINA 0.3%
       Travelsky Technology Ltd., H...........                   IT Services                          5,259,000         2,611,952
                                                                                                                     ------------
       EGYPT 0.3%
       Egyptian Mobile Services...............       Wireless Telecommunication Services                119,135         2,333,628
                                                                                                                     ------------
       FRANCE 4.2%
       France Telecom SA......................      Diversified Telecommunication Services              360,180        10,031,971
       Sanofi-Aventis.........................                 Pharmaceuticals                          152,490         9,985,333
       Total SA, B............................           Oil, Gas & Consumable Fuels                    143,590         8,600,652
       Vivendi SA.............................                      Media                               268,200         8,307,639
                                                                                                                     ------------
                                                                                                                       36,925,595
                                                                                                                     ------------
       GERMANY 1.6%
       Bayerische Motoren Werke AG............                   Automobiles                            144,720         5,582,099
       Deutsche Post AG.......................             Air Freight & Logistics                      231,540         4,840,011
       Siemens AG.............................             Industrial Conglomerates                      38,270         3,569,221
                                                                                                                     ------------
                                                                                                                       13,991,331
                                                                                                                     ------------
       HONG KONG 3.2%
       Bank of East Asia Ltd..................                 Commercial Banks                         820,475         2,582,408
   (a) Champion REIT, 144A....................      Real Estate Investment Trusts (REITs)            12,626,000         5,137,709
       Hopewell Holdings Ltd..................       Real Estate Management & Development             2,709,000         9,837,016
       RREEF China Commercial Trust...........      Real Estate Investment Trusts (REITs)             8,448,000         3,633,431
       Yue Yuen Industrial Holdings Ltd. .....         Textiles, Apparel & Luxury Goods               2,533,000         6,918,518
                                                                                                                     ------------
                                                                                                                       28,109,082
                                                                                                                     ------------
       ITALY 2.1%
       Eni SpA................................           Oil, Gas & Consumable Fuels                    249,186         6,519,857
       Intesa San paolo SpA...................                 Commercial Banks                       1,001,556         5,417,178
       UniCredit SpA..........................                 Commercial Banks                       1,885,281         6,888,635
                                                                                                                     ------------
                                                                                                                       18,825,670
                                                                                                                     ------------
       JAPAN 2.2%
       Nintendo Co. Ltd.......................                     Software                               6,300         2,673,300
       Takeda Pharmaceutical Co. Ltd..........                 Pharmaceuticals                          210,500        10,602,786
       Tamron Co. Ltd.........................           Leisure Equipment & Products                   120,300         1,806,663
       Toyota Motor Corp......................                   Automobiles                             99,200         4,242,641
                                                                                                                     ------------
                                                                                                                       19,325,390
                                                                                                                     ------------
       NETHERLANDS 1.3%
       ING Groep NV...........................          Diversified Financial Services                  357,710         7,512,637
       Reed Elsevier NV.......................                      Media                               303,011         4,487,940
                                                                                                                     ------------
                                                                                                                       12,000,577
                                                                                                                     ------------


                             Semiannual Report | 23

Templeton Global Investment Trust

       TEMPLETON INCOME FUND                                   INDUSTRY                                SHARES            VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       COMMON STOCKS (CONTINUED)
       RUSSIA 0.3%
       Mobile TeleSystems, ADR................          Wireless Telecommunication Services              50,890      $  2,850,349
                                                                                                                     ------------
       SINGAPORE 1.4%
       Singapore Telecommunications Ltd.......        Diversified Telecommunication Services          5,453,999        12,467,685
                                                                                                                     ------------
       SOUTH AFRICA 1.0%
       Massmart Holdings Ltd..................               Food & Staples Retailing                   994,289         9,102,481
                                                                                                                     ------------
       SOUTH KOREA 0.6%
   (b) Kookmin Bank...........................               Commercial Banks                           112,558         5,089,182
                                                                                                                     ------------
       SPAIN 0.7%
       Telefonica SA..........................        Diversified Telecommunication Services            256,118         6,049,121
                                                                                                                     ------------
       TAIWAN 2.6%
       Chunghwa Telecom Co. Ltd., ADR.........        Diversified Telecommunication Services            375,137         8,879,493
       Compal Electronics Inc.................                Computers & Peripherals                10,951,147         8,001,695
       Mega Financial Holding Co. Ltd.........                   Commercial Banks                     7,744,000         3,542,259
       Taiwan Semiconductor Manufacturing Co.
          Ltd.................................             Semiconductors & Semiconductor             1,308,000         2,188,122
                                                                     Equipment
                                                                                                                     ------------
                                                                                                                       22,611,569
                                                                                                                     ------------
       THAILAND 0.7%
       Advanced Info Service Public Co. Ltd.,
          fgn. ...............................          Wireless Telecommunication Services           1,394,600         3,362,987
       Bank of Ayudhya Public Co. Ltd.,
          NVDR................................                   Commercial Banks                     6,642,000         3,178,272
                                                                                                                     ------------
                                                                                                                        6,541,259
                                                                                                                     ------------
       UNITED KINGDOM 8.1%
       Aviva PLC..............................                       Insurance                          616,640         5,363,071
       BP PLC.................................              Oil, Gas & Consumable Fuels                 916,935         7,635,644
       British Sky Broadcasting Group PLC.....                         Media                            526,610         3,917,494
       GlaxoSmithKline PLC....................                    Pharmaceuticals                       412,086         8,925,887
       HSBC Holdings PLC......................                   Commercial Banks                       707,462        11,297,407
       Kingfisher PLC.........................                   Specialty Retail                     3,002,837         7,157,805
       Old Mutual PLC.........................                       Insurance                        3,833,190         5,364,788
       Royal Dutch Shell PLC, B...............              Oil, Gas & Consumable Fuels                 188,066         5,286,059
       Tesco PLC..............................               Food & Staples Retailing                   759,641         5,282,697
       Vodafone Group PLC.....................          Wireless Telecommunication Services           5,109,243        11,282,138
                                                                                                                     ------------
                                                                                                                       71,512,990
                                                                                                                     ------------
       UNITED STATES 7.5%
       Bank of America Corp...................            Diversified Financial Services                176,440         6,175,400
       Bristol-Myers Squibb Co................                    Pharmaceuticals                       181,290         3,779,897
       General Electric Co....................               Industrial Conglomerates                   441,860        11,267,430
       JPMorgan Chase & Co....................            Diversified Financial Services                173,536         8,104,131
       Merck & Co. Inc........................                    Pharmaceuticals                       286,806         9,051,597
       Microsoft Corp.........................                       Software                           448,190        11,962,191
       Pfizer Inc.............................                    Pharmaceuticals                       237,142         4,372,899
       United Parcel Service Inc., B..........                Air Freight & Logistics                   191,890        12,067,962
                                                                                                                     ------------
                                                                                                                       66,781,507
                                                                                                                     ------------


                             24 | Semiannual Report

Templeton Global Investment Trust

       TEMPLETON INCOME FUND                                           INDUSTRY                        SHARES            VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       TOTAL COMMON STOCKS
          (COST $439,070,808)                                                                                        $347,521,759
                                                                                                                     ------------
       EQUITY LINKED SECURITIES 2.2%
       UNITED STATES 2.2%
   (a) The Goldman Sachs Group Inc. into
       Accen ture Ltd.,
          6.35%, cvt. pfd., 144A..............                   IT Services                            133,000         4,758,737
          7.15%, cvt. pfd., 144A..............                   IT Services                            147,720         5,340,817
   (a) The Goldman Sachs Group Inc. into
             Comcast
       Corp., 6.275%, cvt. pfd., 144A.........                      Media                               247,520         4,513,715
   (a) The Goldman Sachs Group Inc. into
          News Corp.,
          4.80%, cvt. pfd., 144A..............                      Media                               446,200         5,105,577
                                                                                                                     ------------
       TOTAL EQUITY LINKED SECURITIES
          (COST $23,604,735)                                                                                          19,718,846
                                                                                                                     ------------
       PREFERRED STOCKS (COST $7,453,684)
          0.8%
       BRAZIL 0.8%
       Companhia Vale do Rio Doce, ADR,
          pfd., A.............................                 Metals & Mining                          402,330         7,121,241
                                                                                                                     ------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(c)
                                                                                                 ------------------
(d, e) SENIOR FLOATING RATE INTERESTS
          6.7% MACAO 0.3%
   (f)    VML U.S. Finance LLC
             (Venetian Macau),
          Delayed Draw, 6.75%, 5/25/12........             Hotels, Restaurants & Leisure                256,292           225,376
          New Project Term Loans, 6.02%,
             5/25/13..........................             Hotels, Restaurants & Leisure              1,770,000         1,556,494
          Term Loan B, 6.25%, 5/24/13.........             Hotels, Restaurants & Leisure                443,708           390,186
                                                                                                                     ------------
                                                                                                                        2,172,056
                                                                                                                     ------------
       NETHERLANDS 0.1%
       UPC Financing Partnership,
          Term Loan N,
          4.236%, 12/31/14                                            Media                           1,000,000           896,500
                                                                                                                     ------------
       UNITED STATES 6.3%
       Affinion Group Inc., Term Loan B,
          5.311% - 6.204%, 10/17/12...........            Commercial Services & Supplies                933,064           863,084
       Allied Waste North America Inc.,
          Credit Link, 4.40%, 3/28/14.........            Commercial Services & Supplies                557,415           538,702
          Term Loan B, 4.93% - 5.69%, 3/28/14             Commercial Services & Supplies                780,005           753,820
       Alltel Communications Inc., Term
            Loan B-3,
          4.997%, 5/18/15.....................         Wireless Telecommunication Services            5,445,000         5,298,666
       Amsted Industries Inc.,
          Delayed Draw, 4.80% - 5.77%,
             4/05/13 .........................                      Machinery                           588,552           541,468
          Term Loan B, 4.80% - 5.77%,
             4/05/13 .........................                      Machinery                         1,349,498         1,241,538
          ARAMARK Corp.,
          Synthetic L/C, 2.44%, 1/26/14.......            Commercial Services & Supplies                 59,292            51,568
          Term Loan B, 5.637%, 1/26/14........            Commercial Services & Supplies                933,296           811,708
       Bausch and Lomb Inc.,
          (g) Delayed Draw Term Loan,
                 7.012%, 4/28/15..............           Health Care Equipment & Supplies                88,922            82,771
              Parent Term Loan B, 7.012%,
                 4/28/15......................           Health Care Equipment & Supplies               925,967           861,684


                             Semiannual Report | 25

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                       INDUSTRY                           AMOUNT(c)          VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  -----------
       SENIOR FLOATING RATE INTERESTS
          (CONTINUED)
       UNITED STATES (CONTINUED)
       Celanese U.S. Holdings LLC, Dollar Term
          Loan, 4.283%, 4/02/14...............                    Chemicals                             994,962      $    904,421
       Community Health Systems Inc.,
          Term Loan, 5.06% - 5.973%,
             7/25/14 .........................         Health Care Providers & Services               1,360,536         1,197,271
       CSC Holdings Inc. (Cablevision),
          Incremental Term Loan, 4.569%,
          3/29/13.............................                      Media                             1,488,550         1,318,429
       DaVita Inc., Term Loan B-1, 4.30% -
          5.27%, 10/05/12.....................         Health Care Providers & Services                 500,000           453,000
       Dex Media West LLC, Term Loan B,
          7.00% - 7.77%, 10/24/14.............                      Media                               678,388           591,651
       DIRECTV Holdings LLC, Term Loan B,
          5.204%, 4/13/13.....................                      Media                               411,701           384,647
       DJO Finance LLC, Term Loan B,
          6.723% - 6.762%, 5/20/14............         Health Care Equipment & Supplies                 893,250           844,121
       Education Management LLC, Term Loan C,
          5.563%, 6/01/13.....................          Diversified Consumer Services                 1,423,058         1,246,599
   (h) EnviroSolutions Inc., Initial Term
          Loan, PIK, 12.042%, 7/07/12 ........          Commercial Services & Supplies                2,200,000         1,936,000
       Fairchild Semiconductor Corp., Initial
          Term Loan, 5.262%, 6/26/13 .........    Semiconductors & Semiconductor Equipment              641,205           564,261
       First Data Corp., Term Loan B-2,
          5.926% - 6.512%, 9/24/14............                   IT Services                          5,445,000         4,678,164
       Fresenius Medical Care Holdings Inc.,
          Term Loan B, 4.167% - 5.137%,
          3/31/13.............................         Health Care Providers & Services                 997,442           936,349
       Georgia-Pacific LLC, Term Loan B,
          4.551% - 5.454%, 12/20/12...........             Paper & Forest Products                    1,427,698         1,265,149
   (f) Hawaiian Telecom Communications Inc.,
          Term Loan C, 6.262%, 6/01/14........      Diversified Telecommunication Services            2,298,641         1,601,387
       HCA Inc., Term Loan B-1, 6.012%,
          11/18/13............................         Health Care Providers & Services               3,959,698         3,482,059
       Idearc Inc., Term Loan B, 5.71% -
          5.77%, 11/17/14.....................                     Media                              2,681,841         1,528,649
       Jarden Corp., Term Loan B-3, 6.262%,
          1/24/12.............................                Household Durables                        494,988           448,583
       Jostens IH Corp. (Visant Holding
          Corp.), Term Loan C, 5.171%,
          12/21/11............................                Household Durables                      1,139,343         1,097,092
   (f) Kuilima Resort Co. (Turtle Bay),
          First Lien Term Loan, 8.75%,
             9/30/10..........................          Hotels, Restaurants & Leisure                 3,491,284         2,356,617
   (f) Metro-Goldwyn-Mayer Inc., Term Loan B,
          7.012%, 4/08/12.....................                      Media                             2,296,931         1,640,009
       Nielsen Finance LLC (VNU Inc.),
          Dollar Term Loan, 4.803%, 8/09/13...         Commercial Services & Supplies                 1,979,810         1,718,475
       NRG Energy Inc.,
          Credit Link, 2.701%, 2/01/13........  Independent Power Producers & Energy Traders            440,822           389,515
          Term Loan, 5.262%, 2/01/13..........  Independent Power Producers & Energy Traders            897,277           792,844
       Nuveen Investments Inc., Term Loan B,
          6.704% - 6.769%, 11/13/14...........                 Capital Markets                        1,791,000         1,542,051
       Oshkosh Truck Corp., Term Loan B,
          3.99% - 5.21%, 12/06/13.............                    Machinery                             901,266           781,205


                             26 | Semiannual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
       TEMPLETON INCOME FUND                                          INDUSTRY                         AMOUNT(c)        VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       SENIOR FLOATING RATE INTERESTS
          (CONTINUED)
       UNITED STATES (CONTINUED)
       OSI Restaurant Partners LLC (Outback),
          Pre-Funded Revolving Credit,
             2.639%, 6/14/13..................          Hotels, Restaurants & Leisure                   106,631       $    73,575
          Term Loan B, 6.00%, 6/14/14.........          Hotels, Restaurants & Leisure                 1,333,070           919,818
       Penn National Gaming Inc., Term Loan B,
          4.24% - 4.55%, 10/03/12.............            Hotels, Restaurants & Leisure                 494,898           447,388
       RBS Global Inc. (Rexnord Corp.),
          Term Loan, 5.286%, 7/22/13..........                     Machinery                            500,000           455,000
       Regal Cinemas Corp., Term Loan,
          5.262%, 10/27/13....................                       Media                              494,949           433,081
       Rockwood Specialties Group Inc., Term
          Loan E, 4.299%, 7/30/12.............                      Chemicals                         1,687,666         1,533,666
       Texas Competitive Electric Holdings
          Co. LLC,
       Term Loan B-2, 5.989% - 7.262%,
          10/10/14                                Independent Power Producers & Energy Traders        3,960,000         3,361,050
       TransDigm Inc., Term Loan B, 5.21%,
          6/23/13.............................                Aerospace & Defense                       300,000           277,688
       Tribune Co., Incremental Term Loan,
          5.786%, 5/14/14.....................                       Media                            2,300,950         1,029,675
       TRW Automotive Inc., Tranche B-1 Term
          Loan, 4.313% - 4.625%, 2/09/14......                  Auto Components                         457,688           430,990
       Univision Communications Inc., Initial
          Term Loan, 5.049% - 6.25%,
             9/29/14..........................                       Media                            2,170,000         1,407,245
       West Corp., Term Loan B-2, 5.171% -
          6.084%, 10/24/13....................          Commercial Services & Supplies                  764,733           594,580
                                                                                                                      -----------
                                                                                                                       55,707,313
                                                                                                                      -----------
       TOTAL SENIOR FLOATING RATE INTERESTS
       (COST $64,695,639)                                                                                              58,775,869
                                                                                                                      -----------
       CORPORATE BONDS & NOTES 14.6%
       BERMUDA 0.1%
   (a) Intelsat Subsidiary Holding Co. Ltd.,
          senior note, 144A, 8.50%, 1/15/13...      Diversified Telecommunication Services            1,100,000         1,023,000
                                                                                                                      -----------
       CANADA 0.5%
       Canadian Natural Resources Ltd.,
          5.90%, 2/01/18......................            Oil, Gas & Consumable Fuels                 1,000,000           881,035
       CanWest Media Inc., senior sub. note,
          8.00%, 9/15/12......................                       Media                              400,000           336,000
   (a) CanWest Mediaworks LP, senior sub.
          note, 144A, 9.25%, 8/01/15..........                       Media                              600,000           435,000
       Celestica Inc., senior sub. note,
          7.875%, 7/01/11.....................  Electronic Equipment, Instruments & Components          500,000           487,500
          7.625%, 7/01/13.....................  Electronic Equipment, Instruments & Components          200,000           183,000
   (a) Nortel Networks Ltd., senior note,
       144A, 10.75%, 7/15/16..................              Communications Equipment                  1,000,000           617,500


                             Semiannual Report | 27

Templeton Global Investment Trust

                                                                                                    PRINCIPAL
       TEMPLETON INCOME FUND                                       INDUSTRY                         AMOUNT(c)            VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       CANADA (CONTINUED)
       Novelis Inc., senior note, 7.25%,
          2/15/15 ............................                 Metals & Mining                        1,000,000       $   875,000
       Quebecor Media Inc., senior note,
          7.75%, 3/15/16 .....................                      Media                             1,100,000           968,000
                                                                                                                      -----------
                                                                                                                        4,783,035
                                                                                                                      -----------
       GERMANY 0.1%
   (a) E.ON International Finance BV, 144A,
          5.80%, 4/30/18 .....................                Electric Utilities                      1,000,000           956,790
       FMC Finance III SA, senior note,
          6.875%, 7/15/17 ....................         Health Care Providers & Services                 350,000           338,625
                                                                                                                      -----------
                                                                                                                        1,295,415
                                                                                                                      -----------
       INDIA 0.2%
   (a) ICICI Bank Ltd., 144A, 6.625%,
          10/03/12 ...........................                Commercial Banks                        1,500,000         1,448,670
                                                                                                                      -----------
       ITALY 0.2%
       Telecom Italia Capital, senior note,
          4.95%, 9/30/14 .....................      Diversified Telecommunication Services            2,000,000         1,717,100
                                                                                                                      -----------
       JAMAICA 0.1%
   (a) Digicel Group Ltd., senior note,
          144A, 8.875%, 1/15/15 .............         Wireless Telecommunication Services             1,000,000           842,500
                                                                                                                      -----------
       KAZAKHSTAN 0.8%
       HSBK (Europe) BV,
          (a) 144A, 7.25%, 5/03/17 ...........                Commercial Banks                          800,000           484,000
          (i) Reg S, 7.25%, 5/03/17 ..........                Commercial Banks                        4,300,000         2,733,725
   (a) Kazmunaigaz Finance SUB BV, 144A,
          9.125%, 7/02/18 ....................           Oil, Gas & Consumable Fuels                  4,100,000         3,505,500
                                                                                                                      -----------
                                                                                                                        6,723,225
                                                                                                                      -----------
       NETHERLANDS 0.1%
   (a) Intergen NV, senior secured note,
          144A, 9.00%, 6/30/17 ...............                  Gas Utilities                           500,000           502,500
                                                                                                                      -----------
       RUSSIA 0.9%
   (i) Alfa MTN Markets Ltd. for ABH Financial
          Ltd., Reg S, 8.20%, 6/25/12 ........                 Commercial Banks                         495,000           388,877
   (a) Gazprom, secured note, 144A, 7.51%,
          7/31/13 ............................          Oil, Gas & Consumable Fuels                   6,600,000         5,986,194
   (a) LUKOIL International Finance BV, 144A,
          6.656%, 6/07/22 ....................          Oil, Gas & Consumable Fuels                   2,000,000         1,345,000
                                                                                                                      -----------
                                                                                                                        7,720,071
                                                                                                                      -----------


                             28 | Semiannual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                   INDUSTRY                              AMOUNT(c)           VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       SOUTH AFRICA 0.1%
(a, d) Edcon Holdings, 144A, FRN, 10.458%,
          6/15/15 ............................                   Specialty Retail                       500,000 EUR  $    341,125
(d, i) Edcon Proprietary Ltd., senior secured
          note, Reg S, FRN, 8.208%, 6/15/14 ..                   Specialty Retail                       800,000 EUR       675,216
                                                                                                                     ------------
                                                                                                                        1,016,341
                                                                                                                     ------------
       SOUTH KOREA 0.1%
       Kumho Industrial Co. Ltd., 5.75%,
          8/04/09 ............................              Construction & Engineering              780,000,000 KRW       635,997
          10/23/09 ...........................              Construction & Engineering              370,000,000 KRW       297,177
                                                                                                                     ------------
                                                                                                                          933,174
                                                                                                                     ------------
       SWEDEN 0.1%
       Svensk Exportkredit AB, senior note,
          7.625%, 6/30/14 ....................                   Commercial Banks                     1,115,000 NZD       781,621
                                                                                                                     ------------
       SWITZERLAND 0.1%
   (a) Petroplus Finance Ltd., senior note,
          144A, 6.75%, 5/01/14 ...............              Oil, Gas & Consumable Fuels               1,000,000           850,000
                                                                                                                     ------------
       UNITED KINGDOM 0.4%
   (a) British Sky Broadcasting Group PLC,
          senior note, 144A, 6.10%, 2/15/18 ..                        Media                           2,000,000         1,918,640
   (a) Ceva Group PLC, senior note, 144A,
          10.00%, 9/01/14 ....................            Diversified Financial Services                500,000           482,500
   (a) Ineos Group Holdings PLC, senior
          secured note, 144A, 8.50%,
          2/15/16 ............................                       Chemicals                        1,000,000           545,000
       Inmarsat Finance II PLC, senior note,
          zero cpn. to 11/15/08, 10.375%
          thereafter, 11/15/12 ...............        Diversified Telecommunication Services          1,000,000           990,000
                                                                                                                     ------------
                                                                                                                        3,936,140
                                                                                                                     ------------
       UNITED STATES 10.8%
       The AES Corp., senior note, 8.00%,                     Independent Power
          10/15/17 ...........................             Producers & Energy Traders                 1,000,000           907,500
   (a) Allison Transmission Inc., senior note,
          144A, 11.00%, 11/01/15 .............                      Machinery                         1,000,000           875,000
(a, d) American International Group Inc.,
          junior sub. deb., 144A, FRN,
          8.175%, 5/15/58 ....................                      Insurance                         1,400,000           224,312
       ARAMARK Corp., senior note, 8.50%,
          2/01/15 ............................            Commercial Services & Supplies              1,100,000         1,039,500
   (j) Bank of America Corp., pfd., sub.
          bond, M, 8.125%, Perpetual .........            Diversified Financial Services              3,000,000         2,427,570
   (a) Cargill Inc., 144A, 6.00%, 11/27/17 ...                    Food Products                       1,000,000           942,483
       CCH II LLC, senior note,
          10.25%, 9/15/10 ....................                        Media                           1,000,000           905,000
       CenterPoint Energy Inc., senior note,
          6.125%, 11/01/17 ...................                    Multi-Utilities                     2,000,000         1,789,580
       Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 ....................              Oil, Gas & Consumable Fuels                  50,000            48,000
          6.25%, 1/15/18 .....................              Oil, Gas & Consumable Fuels               1,550,000         1,333,000


                             Semiannual Report | 29

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
       TEMPLETON INCOME FUND                                   INDUSTRY                               AMOUNT(c)         VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       CIT Group Inc., senior note, 7.625%,
          11/30/12 ...........................           Diversified Financial Services               1,200,000      $    761,839
       Citigroup Capital XXI, pfd., junior
          sub. bond, 8.30%, 12/21/77 .........                  Commercial Banks                      3,000,000         2,235,966
       Comcast Corp., senior note, 6.30%,
          11/15/17 ...........................                       Media                            1,000,000           920,430
       Copano Energy LLC, senior note, 8.125%,
          3/01/16 ............................             Oil, Gas & Consumable Fuels                1,000,000           920,000
       Crown Americas Inc., senior note,
          7.75%, 11/15/15 ....................               Containers & Packaging                   1,000,000           980,000
       CSC Holdings Inc., senior deb., 7.625%,
          7/15/18 ............................                       Media                              600,000           525,000
       Dean Foods Inc., senior note, 7.00%,
          6/01/16 ............................                     Food Products                        600,000           525,000
       Dex Media Inc., senior disc. note, zero
          cpn. to 11/15/08, 9.00% thereafter,
          11/15/13 ...........................                       Media                              200,000            93,000
       Dex Media West Finance, senior sub.
          note, 9.875%, 8/15/13 ..............                       Media                              150,000            93,375
   (a) DIRECTV Holdings LLC, senior note,
          144A, 7.625%, 5/15/16 ..............                       Media                            1,000,000           910,000
       Dollar General Corp., senior note,
          10.625%, 7/15/15 ...................                  Multiline Retail                      1,000,000           990,000
       DRS Technologies Inc., senior sub.
          note, 6.875%, 11/01/13 .............                 Aerospace & Defense                      600,000           597,000
          7.625%, 2/01/18 ....................                 Aerospace & Defense                      200,000           210,000
       Dynegy Holdings Inc., senior note,                       Independent Power
          7.50%, 6/01/15 .....................             Producers & Energy Traders                   500,000           425,000
          8.375%, 5/01/16 ....................                  Independent Power
                                                           Producers & Energy Traders                   500,000           437,500
       EchoStar DBS Corp., senior note,
          7.125%, 2/01/16 ....................                       Media                            1,100,000           888,250
       Edison Mission Energy, senior note,
          7.00%, 5/15/17 .....................                 Electric Utilities                     1,000,000           905,000
       Embarq Corp., senior note, 7.082%,                          Diversified
          6/01/16 ............................             Telecommunication Services                 2,000,000         1,622,240
   (a) Fontainebleau Las Vegas, 144A, 10.25%,
          6/15/15 ............................            Hotels, Restaurants & Leisure               1,000,000           285,000
       Ford Motor Credit Co. LLC, senior note,
          5.80%, 1/12/09 .....................                    Automobiles                           250,000           237,384
          9.875%, 8/10/11 ....................                    Automobiles                           850,000           587,230
       Forest City Enterprises Inc., senior                       Real Estate
          note, 7.625%, 6/01/15 ..............              Management & Development                    150,000           120,750
       Freeport-McMoRan Copper & Gold Inc.,
          senior note, 8.375%, 4/01/17 .......                   Metals & Mining                        200,000           197,294
       Fresenius Medical Care Capital
          Trust IV, 7.875%, 6/15/11 ..........          Health Care Providers & Services                250,000           251,250
       General Electric Capital Corp., senior
          note, A, 8.50%, 4/06/18 ............           Diversified Financial Services             109,000,000 MXN     7,910,086
       GMAC LLC,
          7.25%, 3/02/11 .....................                   Consumer Finance                     1,750,000           828,233
          6.875%, 8/28/12 ....................                   Consumer Finance                       250,000            99,441
       The Goldman Sachs Group Inc., sub.
          note, 6.75%, 10/01/37 ..............                   Capital Markets                      3,000,000         2,003,733


                             30 | Semiannual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
       TEMPLETON INCOME FUND                                   INDUSTRY                               AMOUNT(c)         VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       HCA Inc.,
          senior note, 6.50%, 2/15/16 ........         Health Care Providers & Services                   1,100,000  $    877,250
          senior secured note, 9.125%,
             11/15/14 ........................         Health Care Providers & Services                     500,000       487,500
       Huntsman International LLC, senior sub.
          note, 7.875%, 11/15/14 .............                    Chemicals                                 250,000       216,250
       Idearc Inc., senior note, 8.00%,
          11/15/16 ...........................                      Media                                 1,000,000       277,500
       Iron Mountain Inc., senior sub. note,
          8.75%, 7/15/18 .....................          Commercial Services & Supplies                      200,000       204,000
   (i) Star Financial Inc., senior note,
          5.65%, 9/15/11 .....................       Real Estate Investment Trusts (REITs)                2,000,000     1,040,598
       Jarden Corp., senior sub. note, 7.50%,
          5/01/17 ............................                Household Durables                          1,000,000       837,500
       Jostens IH Corp., senior sub. note,
          7.625%, 10/01/12 ...................                Household Durables                          1,000,000       922,500
       JPMorgan Chase Capital XXII, sub. bond,
          6.45%, 2/02/37 .....................                  Capital Markets                           2,000,000     1,449,698
       KB Home, senior note, 6.25%, 6/15/15 ..                Household Durables                          1,100,000       902,000
       The Kroger Co., 6.15%, 1/15/20 ........             Food & Staples Retailing                       1,000,000       918,599
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 .....................                      Media                                   100,000        91,000
          6.625%, 8/15/15 ....................                      Media                                 1,000,000       832,500
   (k) Lehman Brothers Holdings Inc., senior
          note, 6.20%, 9/26/14 ...............                   Capital Markets                          1,000,000       130,000
       Liberty Media Corp., senior note,
          5.70%, 5/15/13 .....................                      Media                                 1,100,000       920,284
   (a) MacDermid Inc., senior sub. note, 144A,
          9.50%, 4/15/17 .....................                     Chemicals                              1,100,000       929,500
       Mariner Energy Inc., senior note,
          7.50%, 4/15/13 .....................            Oil, Gas & Consumable Fuels                     1,000,000       890,000
       MarkWest Energy Partners LP, senior
          note, 6.875%, 11/01/14 .............            Oil, Gas & Consumable Fuels                     1,000,000       905,000
          8.75%, 4/15/18 .....................            Oil, Gas & Consumable Fuels                       100,000        95,500
       Merrill Lynch & Co. Inc., senior note,
          6.40%, 8/28/17 .....................                    Capital Markets                         3,000,000     2,598,966
   (d) MetLife Inc., junior sub. note, FRN,
          6.40%, 12/15/66 ....................                    Insurance                               3,000,000     1,871,019
       MetroPCS Wireless Inc., senior note,
          9.25%, 11/01/14 ....................         Wireless Telecommunication Services                1,100,000     1,034,000
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ....................           Hotels, Restaurants & Leisure                      600,000       420,000
          7.50%, 6/01/16 .....................           Hotels, Restaurants & Leisure                      400,000       294,000
       Michaels Stores Inc., senior note,
          10.00%, 11/01/14 ...................                  Specialty Retail                          1,600,000     1,016,000
       Morgan Stanley,
          senior note, 6.00%, 4/28/15 ........                  Capital Markets                           1,000,000       681,257
          senior note, 6.625%, 4/01/18 .......                  Capital Markets                           1,000,000       662,815
          sub. note, 4.75%, 4/01/14 ..........                  Capital Markets                           1,000,000       530,654
       Nalco Co., senior sub. note, 8.875%,
          11/15/13 ...........................                     Chemicals                              1,000,000     1,002,500


                             Semiannual Report | 31

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
       TEMPLETON INCOME FUND                                   INDUSTRY                               AMOUNT(c)           VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       NewPage Corp., senior secured note,
          10.00%, 5/01/12 ....................              Paper & Forest Products                   1,100,000      $    990,000
       NRG Energy Inc., senior note, 7.375%,
          2/01/16 ............................       Independent Power Producers & Energy             1,600,000         1,444,000
                                                                    Traders
       OSI Restaurant Partners Inc., senior
          note, 10.00%, 6/15/15 ..............           Hotels, Restaurants & Leisure                  700,000           315,000
       Pinnacle Entertainment Inc., senior
          sub. note,
             8.25%, 3/15/12 ..................           Hotels, Restaurants & Leisure                1,000,000           971,250
             8.75%, 10/01/13 .................           Hotels, Restaurants & Leisure                  100,000            96,250
       Plains Exploration & Production Co.,
          senior note, 7.625%, 6/01/18 .......            Oil, Gas & Consumable Fuels                 1,100,000           979,000
       PNM Resources Inc., senior note, 9.25%,
          5/15/15 ............................                  Multi-Utilities                         300,000           297,000
       Quest Diagnostics Inc., 6.40%,
          7/01/17 ............................         Health Care Providers & Services               2,000,000         1,947,004
       Quicksilver Resources Inc., senior
          note, 8.25%, 8/01/15 ...............            Oil, Gas & Consumable Fuels                 1,100,000         1,012,000
       R.H. Donnelley Corp.,
          senior disc. note, A-2, 6.875%,
             1/15/13 .........................                       Media                              200,000            79,000
          senior note, A-3, 8.875%, 1/15/16 ..                       Media                            1,600,000           552,000
       Radio One Inc., senior sub. note,
          6.375%, 2/15/13 ....................                       Media                            1,000,000           685,000
       RBS Global & Rexnord Corp.,
          senior note, 9.50%, 8/01/14 ........                     Machinery                            700,000           661,500
          senior sub. note, 11.75%, 8/01/16 ..                     Machinery                            300,000           285,000
       Royal Caribbean Cruises Ltd., senior
          deb., 7.25%, 3/15/18 ...............           Hotels, Restaurants & Leisure                1,000,000           805,000
       RSC Equipment Rental Inc., senior note,
          9.50%, 12/01/14 ....................         Trading Companies & Distributors               1,000,000           762,500
   (a) SandRidge Energy Inc., senior note,
          144A, 8.00%, 6/01/18 ...............            Oil, Gas & Consumable Fuels                   500,000           432,500
       Sanmina-SCI Corp.,
 (a,d)    senior note, 144A, FRN, 5.569%,
             6/15/14 .........................        Electronic Equipment, Instruments &               600,000           525,000
                                                                  Components
          senior sub. note, 8.125%, 3/01/16 ..        Electronic Equipment, Instruments &               500,000           427,500
                                                                  Components
       Smithfield Foods Inc., senior note,
          7.75%,
             5/15/13 .........................                   Food Products                          400,000           338,000
             7/01/17 .........................                   Food Products                          200,000           158,000
       Smurfit Kappa Funding PLC, senior sub.
          note, 7.75%, 4/01/15 ...............              Paper & Forest Products                     400,000           335,000
       Station Casinos Inc., senior sub. note,
          6.875%, 3/01/16 ....................           Hotels, Restaurants & Leisure                1,600,000           456,000
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 .......                    IT Services                           300,000           271,500
          senior sub. note, 10.25%, 8/15/15 ..                    IT Services                         1,300,000         1,134,250
       Tenet Healthcare Corp., senior note,
          7.375%, 2/01/13 ....................         Health Care Providers & Services               1,000,000           915,000
       Tesoro Corp., senior note, 6.50%,
          6/01/17 ............................            Oil, Gas & Consumable Fuels                 1,700,000         1,368,500
   (a) Texas Competitive Electric Holdings Co.
          LLC, senior note, 144A, 10.25%,
          11/01/15 ...........................       Independent Power Producers & Energy             1,000,000           907,500
                                                                    Traders
       Time Warner Inc., 5.875%, 11/15/16 ....                       Media                            2,000,000         1,759,380


                             32 | Semiannual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
       TEMPLETON INCOME FUND                                   INDUSTRY                               AMOUNT(c)           VALUE
       ---------------------------------------  ----------------------------------------------   ------------------  ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       TransDigm Inc., senior sub. note,
          7.75%, 7/15/14 .....................                 Aerospace & Defense                      800,000      $    756,000
   (a) TRW Automotive Inc., senior note, 144A,
          7.25%, 3/15/17 .....................                  Auto Components                       1,000,000           795,000
       UBS AG Stamford, senior note, 5.875%,
          12/20/17 ...........................                  Commercial Banks                      2,000,000         1,778,888
   (h) United Surgical Partners International
          Inc., senior sub. note, PIK, 9.25%,
          5/01/17 ............................          Health Care Providers & Services              1,000,000           855,000
 (a,h) Univision Communications Inc., senior
          note, 144A, PIK, 9.75%, 3/15/15 ....                        Media                           1,600,000           752,000
 (d,h) U.S. On cology Holdings Inc., senior
          note, FRN, PIK, 8.334%, 3/15/12 ....          Health Care Providers & Services              1,068,999           828,474
       Vanguard Health Holding Co. II LLC,
          senior sub. note, 9.00%, 10/01/14 ..          Health Care Providers & Services              1,100,000         1,067,000
       Verizon Communications Inc., 6.10%,
          4/15/18 ............................       Diversified Telecommunication Services           3,000,000         2,773,140
       Viacom Inc., senior note, 6.875%,
          4/30/36 ............................                        Media                           2,000,000         1,604,040
       Weatherford International Ltd., senior
          note, 6.00%, 3/15/18 ...............             Energy Equipment & Services                1,000,000           899,374
   (j) Wells Fargo Capital XIII, pfd., 7.70%,
          Perpetual ..........................                  Commercial Banks                      1,700,000         1,483,590
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ....................             Oil, Gas & Consumable Fuels                  600,000           591,474
          8.75%, 3/15/32 .....................             Oil, Gas & Consumable Fuels                  400,000           410,308
                                                                                                                     ------------
                                                                                                                       95,594,258
                                                                                                                     ------------
       TOTAL CORPORATE BONDS & NOTES
       (COST $157,635,855) ...................                                                                        129,167,050
                                                                                                                     ------------
       FOREIGN GOVERNMENT AND AGENCY
       SECURITIES 29.8%
       ARGENTINA 0.8%
 (d,l) Government of Argentina, senior bond,
          FRN, 3.127, 8/03/12 ................                                                       19,985,000         7,267,143
                                                                                                                     ------------
       AUSTRALIA 1.7%
       New South Wales Treasury Corp., 6.00%,
          5/01/12 ............................                                                        4,900,000 AUD     3,885,977
       Queensland Treasury Corp.,
   (a)    144A, 7.125%, 9/18/17 ..............                                                       14,180,000 NZD     9,972,786
          6.00%, 7/14/09 .....................                                                        1,080,000 AUD       852,666
                                                                                                                     ------------
                                                                                                                       14,711,429
                                                                                                                     ------------
       BRAZIL 4.6%
       Nota Do Tesouro Nacional,
          9.762%, 1/01/12 ....................                                                        24,320(m) BRL    11,416,527
          9.762%, 1/01/14 ....................                                                         5,000(m) BRL     2,226,236
          9.762%, 1/01/17 ....................                                                        31,425(m) BRL    13,281,018


                              Semiannual Report| 33

Templeton Global Investment Trust

                                                                                                       PRINCIPAL
TEMPLETON INCOME FUND                                                                                  AMOUNT(c)         VALUE
                                                                                                 ------------------  ------------
       FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (CONTINUED)
       BRAZIL (CONTINUED)
          (n) Index Lin ked, 6.00%, 5/15/15 ..                                                          2,600(m)BRL  $  2,087,096
          (n) Index Lin ked, 6.00%, 5/15/45 ..                                                         15,735(m)BRL    12,042,061
                                                                                                                     ------------
                                                                                                                       41,052,938
                                                                                                                     ------------
       CANADA 0.1%
       Province of Ontario, 6.25%, 6/16/15 ...                                                          824,000 NZD       534,160
                                                                                                                     ------------
   (o) EGYPT 4.0%
       Egypt Treasury Bills, 10/14/08 -
          9/22/09.............................                                                      200,850,000 EGP    35,419,569
                                                                                                                     ------------
       EL SALVADOR 0.0%p
   (a) Government of El Salvador, 144A, 7.65%,
          6/15/35 ............................                                                          100,000            98,500
                                                                                                                     ------------
       FRANCE 2.1%
       Government of France, 4.25%,
          10/25/17............................                                                       13,050,000 EUR    18,294,653
                                                                                                                     ------------
       GERMANY 0.2%
       KfW Banken gruppe, senior note, 6.50%,
          11/15/11 ...........................                                                        3,218,000 NZD     2,153,186
                                                                                                                     ------------
       INDONESIA 2.6%
       Government of Indon esia,
          13.15%, 3/15/10 ....................                                                      500,000,000 IDR        53,785
          15.425%, 9/15/10 ...................                                                    1,550,000,000 IDR       173,217
          10.00%, 10/15/11 ...................                                                    3,375,000,000 IDR       332,561
          13.15%, 1/15/12 ....................                                                    2,700,000,000 IDR       288,905
          11.00%, 12/15/12 ...................                                                      100,000,000 IDR         9,973
          14.25%, 6/15/13 ....................                                                   10,805,000,000 IDR     1,203,102
          14.275%, 12/15/13 ..................                                                    2,615,000,000 IDR       291,865
          11.00%, 10/15/14 ...................                                                      980,000,000 IDR        95,869
          9.50%, 6/15/15 .....................                                                    4,937,000,000 IDR       445,011
          10.75%, 5/15/16 ....................                                                    3,050,000,000 IDR       288,667
          10.00%, 7/15/17 ....................                                                    4,156,000,000 IDR       372,960
          11.50%, 9/15/19 ....................                                                    7,315,000,000 IDR       702,993
          11.00%, 11/15/20 ...................                                                   15,000,000,000 IDR     1,379,904
          12.80%, 6/15/21 ....................                                                   24,487,000,000 IDR     2,549,971
          12.90%, 6/15/22 ....................                                                   10,410,000,000 IDR     1,079,085
          10.25%, 7/15/22 ....................                                                    3,500,000,000 IDR       300,636
          11.75%, 8/15/23 ....................                                                   20,415,000,000 IDR     1,956,529
          11.00%, 9/15/25 ....................                                                   34,000,000,000 IDR     3,016,885
          12.00%, 9/15/26 ....................                                                    3,350,000,000 IDR       323,632
          10.25%, 7/15/27 ....................                                                   95,460,000,000 IDR     7,905,052
          9.75%, 5/15/37 .....................                                                    1,750,000,000 IDR       136,400
                                                                                                                     ------------
                                                                                                                       22,907,002
                                                                                                                     ------------
       IRAQ 0.1%
   (a) Government of Iraq, 144A, 5.80%,
          1/15/28.............................                                                        1,889,000         1,279,609
                                                                                                                     ------------


                             34 | Semiannual Report

Templeton Global Investment Trust

                                                                                                       PRINCIPAL
TEMPLETON INCOME FUND                                                                                  AMOUNT(c)         VALUE
                                                                                                 ------------------  ------------
       FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (CONTINUED)
       MALAYSIA 3.3%
       Government of Malaysia,
          7.00%, 3/15/09 .....................                                                        5,780,000 MYR  $  1,704,061
          3.756%, 4/28/11 ....................                                                       61,440,000 MYR    17,768,162
          3.833%, 9/28/11 ....................                                                            5,000 MYR         1,447
          3.461%, 7/31/13 ....................                                                        2,980,000 MYR       842,741
          3.814%, 2/15/17 ....................                                                        5,730,000 MYR     1,573,693
          4.24%, 2/07/18 .....................                                                       26,615,000 MYR     7,545,486
                                                                                                                     ------------
                                                                                                                       29,435,590
                                                                                                                     ------------
       MEXICO 5.3%
       Government of Mexico,
          8.00%, 12/17/15 ....................                                                         350,000q MXN     3,137,177
          10.00%, 12/05/24 ...................                                                       3,260,000q MXN    33,971,110
          7.50%, 6/03/27 .....................                                                       1,160,000q MXN     9,633,926
                                                                                                                     ------------
                                                                                                                       46,742,213
                                                                                                                     ------------
       NETHERLANDS 1.5%
       Government of the Netherlands, 4.50%,
          7/15/17 ............................                                                        8,980,000 EUR    12,801,248
                                                                                                                     ------------
       NEW ZEALAND 0.1%
       Government of New Zealand, 6.00%, 4/15/15                                                        830,000 NZD       565,365
                                                                                                                     ------------
       PERU 0.5%
       Government of Peru,
          7.84%, 8/12/20 .....................                                                        2,190,000 PEN       702,050
          7.35%, 7/21/25 .....................                                                        2,340,000         2,416,167
          Series 7, 8.60%, 8/12/17 ...........                                                        4,830,000 PEN     1,634,171
                                                                                                                     ------------
                                                                                                                        4,752,388
                                                                                                                     ------------
       POLAND 0.7%
       Government of Poland,
          6.25%, 10/24/15 ....................                                                          855,000 PLN       360,028
          5.75%, 9/23/22 .....................                                                       12,900,000 PLN     5,346,553
                                                                                                                     ------------
                                                                                                                        5,706,581
                                                                                                                     ------------
       SOUTH KOREA 1.4%
       Korea Treasury Bond,
          5.25%, 3/10/27 .....................                                                    9,100,800,000 KRW     6,836,816
          5.50%, 9/10/17 .....................                                                    7,323,000,000 KRW     5,839,834
                                                                                                                     ------------
                                                                                                                       12,676,650
                                                                                                                     ------------
       SUPRANATIONAL 0.8%
       European Investment Bank, senior note,
          6.50%, 9/10/14 .....................                                                        3,750,000 NZD     2,508,045
       Inter-American Development Bank, senior
           note, 7.50%, 12/05/24 .............                                                       60,000,000 MXN     4,852,472
                                                                                                                     ------------
                                                                                                                        7,360,517
                                                                                                                     ------------


                             Semiannual Report | 35

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
TEMPLETON INCOME FUND                                                                                AMOUNT(c)           VALUE
                                                                                                 ------------------  ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY
          SECURITIES (COST $ 285,863,182).....                                                                       $263,758,741
                                                                                                                     ------------
       MUNICIPAL BONDS 1.6%
       UNITED STATES 1.6%
       Chicago Waterworks Revenue, second lien,
       Refunding, FSA Insured, 5.00%,
          11/01/19............................                                                        1,750,000         1,755,425
       Dickinson ISD, GO, Schoolhouse, 4.75%,
          2/15/33 ............................                                                          625,000           550,163
       Florida State Board of Education Lottery
       Revenue, Series B, MBIA Insured, 5.00%,
          7/01/20 ............................                                                        1,470,000         1,463,429
          7/01/21 ............................                                                        1,355,000         1,321,247
          7/01/22 ............................                                                        1,600,000         1,533,712
       Illinois Finance Authority Revenue,
          Alexian
       Brothers Health System, Refunding,
          Series A,
          FSA Insured, 5.00%, 1/01/20 ........                                                        1,800,000         1,691,658
       JEA Water and Sewer System Revenue,
       Refunding, Series B, MBIA Insured,
          4.75%, 10/01/40 ....................                                                        2,345,000         1,967,103
       Metropolitan Government Nashville and
          Davidson County Health and
          Educational
          Facilities Board Revenue, Vanderbilt
          University, Refunding,
             Series A, 5.00%, 10/01/18 .......                                                          800,000           841,120
             Series B, 5.00%, 10/01/18 .......                                                          600,000           630,840
       Public Power Generation Agency Revenue,
       Whelan Energy Center Unit 2, Series A,
       AMBAC Insured,
          5.00%, 1/01/19 .....................                                                        1,100,000         1,116,247
       Regional Transportation District COP,
       Transit Vehicles Project, Series A,
          5.00%, 12/01/21 ....................                                                        1,300,000         1,266,889
                                                                                                                     ------------
       TOTAL MUNICIPAL BONDS
          (COST $ 14,984,917) ................                                                                         14,137,833
                                                                                                                     ------------

                                                                                                       NOTIONAL
                                                                                                        AMOUNT
                                                                                                 ------------------
       OPTIONS PURCHASED (COST $3,750) 0.0%p
       PUTS
       BRAZIL 0.0%(p)
   (s) Brazilian Real Put, strike price 2.05 BRL,
       expiration date 1/20/09 ...............                                                   $      100,000               355
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $993,312,570) ....                                                                        840,201,694
                                                                                                                     ------------


                             36 | Semiannual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
TEMPLETON INCOME FUND                                                                                AMOUNT(c)           VALUE
                                                                                                 ------------------  ------------
       SHORT TERM INVESTMENTS 0.3%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $ 2,050,119) 0.3%
       EGYPT 0.3%
   (o) Egypt Treasury Bills, 10/07/08 -
          1/13/09 ............................                                                       11,375,000 EGP  $  2,060,777
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET
       FUND (COST $ 995,362,689) .............                                                                        842,262,471
                                                                                                                     ------------

                                                                                                       SHARES
                                                                                                 ------------------
       MONEY MARKET FUND (COST $ 4,881) 0.0%(p)
       UNITED STATES 0.0%(p)
   (t) Franklin In stitution al Fiduciary Trust
       Money Market Portfolio, 1.98% .........                                                            4,881             4,881
                                                                                                                     ------------
       TOTAL INVESTMENTS (COST $995,367,570)
          95.3% ..............................                                                                        842,267,352
       NET UNREALIZED APPRECIATION ON FORWARD
          EXCHANGE CONTRACTS 1.9% ............                                                                         16,934,926
       OTHER ASSETS, LESS LIABILITIES 2.8% ...                                                                         24,699,589
                                                                                                                     ------------
       NET ASSETS 100.0% .....................                                                                       $883,901,867
                                                                                                                     ============

CURRENCY ABBREVIATIONS
AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty

SELECTED PORTFOLIO ABBREVIATIONS
ADR   - American Depository Receipt
AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MTN   - Medium Term Note
NVDR  - Non-Voting Depository Receipt
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust


                             Semiannual Report | 37

Templeton Global Investment Trust

TEMPLETON INCOME FUND

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $65,069,664, representing 7.36% of net assets.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2008, the value of this security was $5,089,182, representing 0.58% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 1(g) regarding senior floating rate interests.

(f)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(g)  See Note 12 regarding unfunded loan commitments.

(h)  Income may be received in additional securities and/or cash.

(i) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $3,797,818, representing 0.43% of net assets.

(j)  Perpertual bond with no stated maturity.

(k)  See Note 10 regarding defaulted securities.

(l) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(m)  Principal amount is stated in 1,000 Brazilian Real Units.

(n)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(o)  The security is traded on a discount basis with no stated coupon rate.

(p)  Rounds to less than 0.1% of net assets.

(q)  Principal amount is stated in 100 Mexican Peso Units.

(r) A supranational organization is an entity formed by two or more central governments through international treaties.

(s)  Non-income producing for the twelve months ended September 30, 2008.

(t) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             38 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

                                                                           TEMPLETON
                                                                          INCOME FUND
                                                                        --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $  995,362,689
      Cost - Sweep Money Fund (Note 7) ..............................            4,881
                                                                        --------------
      Total cost of investments .....................................   $  995,367,570
                                                                        ==============
      Value - Unaffiliated issuers ..................................   $  842,262,471
      Value - Sweep Money Fund (Note 7) .............................            4,881
                                                                        --------------
      Total value of investments ....................................      842,267,352
   Cash on deposit with brokers for swap contracts ..................          530,000
   Foreign currency, at value (cost $8,192,634) .....................        8,128,882
   Receivables:
      Investment securities sold ....................................       18,924,185
      Capital shares sold ...........................................        1,525,755
      Dividends and interest ........................................       10,208,255
   Unrealized appreciation on forward exchange contracts (Note 8) ...       22,175,590
   Unrealized appreciation on swap contracts (Note 9) ...............          100,204
                                                                        --------------
         Total assets ...............................................      903,860,223
                                                                        --------------
Liabilities:
   Payables:
      Investment securities purchased ...............................        4,342,303
      Capital shares redeemed .......................................        7,419,626
      Affiliates ....................................................        1,223,054
   Funds advanced by custodian ......................................        1,038,635
   Unrealized depreciation on forward exchange contracts (Note 8) ...        5,240,664
   Unrealized depreciation on swap contracts (Note 9) ...............          353,717
   Unrealized depreciation on unfunded loan commitments (Note 12)....           15,447
   Accrued expenses an d other liabilities ..........................          324,910
         Total liabilities ..........................................       19,958,356
                                                                        --------------
            Net assets, at value ....................................   $  883,901,867
                                                                        ==============
   Net assets consist of:
      Paid-in capital ...............................................   $1,048,893,563
      Undistributed net investment in come ..........................        3,762,149
      Net unrealized appreciation (depreciation) ....................     (137,220,138)
      Accumulated net realized gain (loss) ..........................      (31,533,707)
                                                                        --------------
            Net assets, at value ....................................   $  883,901,867
                                                                        ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008 (unaudited)

                                                                           TEMPLETON
                                                                          INCOME FUND
                                                                         ------------
CLASS A:
   Net assets, at value ..............................................   $531,073,322
                                                                         ------------
   Shares outstanding ................................................    213,007,015
                                                                         ------------
   Net asset value per share .........................................   $       2.49
                                                                         ------------
   Maximum offering price per share (net asset value per
      share / 95.75%) ...............................................    $       2.60
                                                                         ------------
CLASS C:
   Net assets, at value ..............................................   $330,154,610
                                                                         ------------
   Shares outstanding ................................................    132,536,358
                                                                         ------------
   Net asset value and maximum offering price per sharea .............   $       2.49
                                                                         ------------
CLASS R:
   Net assets, at value ..............................................   $  1,327,831
                                                                         ------------
   Shares outstanding ................................................        531,208
                                                                         ------------
   Net asset value and maximum offering price per share ..............   $       2.50
                                                                         ------------
ADVISOR CLASS:
   Net assets, at value ..............................................   $ 21,346,104
                                                                         ------------
   Shares outstanding ................................................      8,531,383
                                                                         ------------
   Net asset value and maximum offering price per share ..............   $       2.50
                                                                         ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

                                                                          TEMPLETON
                                                                         INCOME FUND
                                                                        -------------
Investment income:
   Dividends: (net of foreign taxes of $1,219,607)
      Unaffiliated issuers ..........................................   $  14,103,778
      Sweep Money Fund (Note 7) .....................................         371,753
   Interest (net of foreign taxes of $210,640) ......................      18,966,172
                                                                        -------------
         Total investment income ....................................      33,441,703
                                                                        -------------
Expenses:
   Management fees (Note 3a) ........................................       2,872,346
   Administrative fees (Note 3b) ....................................       1,022,773
   Distribution fees: (Note 3c)
      Class A .......................................................         765,380
      Class C .......................................................       1,214,328
      Class R .......................................................           3,456
   Transfer agent fees (Note 3e) ....................................         545,469
   Custodian fees (Note 4) ..........................................         300,879
   Reports to shareholders ..........................................          81,731
   Registration and filing fees .....................................          93,683
   Professional fees ................................................          25,502
   Trustees' fees and expenses ......................................          28,461
   Other ............................................................          15,359
                                                                        -------------
      Total expenses ................................................       6,969,367
         Expense reductions (Note 4) ................................         (13,108)
         Expen ses waived/paid by affiliates (Note 3f) ..............        (114,733)
                                                                        -------------
            Net expenses ............................................       6,841,526
                                                                        -------------
            Net investment income ...................................      26,600,177
                                                                        -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................     (17,400,842)
      Foreign currency transactions .................................       2,942,067
                                                                        -------------
         Net realized gain (loss) ...................................     (14,458,775)
                                                                        -------------
   Net change in un realized appreciation (depreciation) on:
      Investments ...................................................    (137,110,376)
      Translation of other assets and liabilities denominated
         in foreign currencies ......................................      11,973,676
                                                                        -------------
         Net change in un realized appreciation (depreciation) ......    (125,136,700)
                                                                        -------------
Net realized and unrealized gain (loss) .............................    (139,595,475)
                                                                        -------------
Net increase (decrease) in net assets resulting from operations ....    $(112,995,298)
                                                                        =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              TEMPLETON INCOME FUND
                                                                                       -----------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                       SEPTEMBER 30, 2008     YEAR ENDED
                                                                                           (UNAUDITED)      MARCH 31, 2008
                                                                                       ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................................    $   26,600,177     $   30,871,971
      Net realized gain (loss) from investments and foreign currency transactions ...       (14,458,775)        (1,207,411)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .................................................................      (125,136,700)       (49,637,676)
                                                                                         --------------     --------------
            Net increase (decrease) in net assets resulting from operations .........      (112,995,298)       (19,973,116)
                                                                                         --------------     --------------
Distributions to shareholders from:
   Net investment income:
      Class A .......................................................................       (16,252,323)       (25,128,407)
      Class C .......................................................................        (9,379,027)       (15,089,885)
      Class R .......................................................................           (34,891)           (39,471)
      Advisor Class .................................................................          (670,006)          (603,019)
   Net realized gains:
      Class A .......................................................................                --         (3,960,670)
      Class C .......................................................................                --         (2,581,305)
      Class R .......................................................................                --             (6,242)
      Advisor Class .................................................................                --            (88,197)
                                                                                         --------------     --------------
   Total distributions to shareholders ..............................................       (26,336,247)       (47,497,196)
                                                                                         --------------     --------------
   Capital share transactions: (Note 2)
      Class A .......................................................................         2,435,404        322,052,132
      Class C .......................................................................        (1,847,765)       193,281,556
      Class R .......................................................................           189,745            976,992
      Advisor Class .................................................................         1,629,965         21,035,349
                                                                                         --------------     --------------
   Total capital share transactions .................................................         2,407,349        537,346,029
                                                                                         --------------     --------------
   Redemption fees ..................................................................             1,092              6,143
                                                                                         --------------     --------------
            Net increase (decrease) in net assets ...................................      (136,923,104)       469,881,860
Net assets
   Beginning of period ..............................................................     1,020,824,971        550,943,111
                                                                                         --------------     --------------
   End of period ....................................................................    $  883,901,867     $1,020,824,971
                                                                                         ==============     ==============
Undistributed net investment income included in net assets:
   End of period ....................................................................    $    3,762,149     $    3,498,219
                                                                                         ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares:
Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             Semiannual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                             44 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             Semiannual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap conract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.


                             46 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. RESTRICTED CASH

At September 30, 2008, the Fund held restricted cash in connection with investment in certain derivative securities. Restricted cash is held in a segregated account with the Fund's custodian and is reflected in the Statement of Assets and Liabilities.

I. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             48 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                         SIX MONTHS ENDED                YEAR ENDED
                                        SEPTEMBER 30, 2008             MARCH 31, 2008
                                   ---------------------------   --------------------------
                                      SHARES         AMOUNT         SHARES        AMOUNT
                                   -----------   -------------   -----------   ------------
CLASS A SHARES:
   Shares sold .................    38,892,629   $ 109,340,373   128,379,843   $395,909,828
   Shares issued in reinvestment
      of distributions .........     4,317,253      12,114,319     6,903,644     21,244,572
   Shares redeemed .............   (43,655,092)   (119,019,288)  (31,373,225)   (95,102,268)
                                   -----------   -------------   -----------   ------------
Net in crease (decrease) .......      (445,210)  $   2,435,404   103,910,262   $322,052,132
                                   ===========   =============   ===========   ============
CLASS C SHARES:
   Shares sold .................   17,365,143    $  48,899,246    73,528,933   $ 227,148,892
   Shares issued in reinvestment
      of distributions .........     2,307,758       6,467,551     3,927,579     12,092,613
   Shares redeemed .............   (21,135,679)    (57,214,562)  (15,202,390)   (45,959,949)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease) .....    (1,462,778)  $  (1,847,765)   62,254,122   $193,281,556
                                   ===========   =============   ===========   ============
CLASS R SHARES:
   Shares sold .................       158,669   $     427,646       367,418   $  1,114,136
   Shares issued in reinvestment
      of distributions .........        10,328          29,039        14,476         44,510
   Shares redeemed .............       (98,570)       (266,940)      (61,893)      (181,654)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease) .....        70,427   $     189,745       320,001   $    976,992
                                   ===========   =============   ===========   ============
ADVISOR CLASS SHARES:
   Shares sold .................     1,916,287   $   5,479,634     7,100,799   $ 21,781,266
   Shares issued in reinvestment
      of distributions .........       183,353         515,144       167,123        511,288
   Shares redeemed .............    (1,593,808)     (4,364,813)     (415,793)    (1,257,205)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease) .....       505,832   $   1,629,965     6,852,129   $ 21,035,349
                                   ===========   =============   ===========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
-------------------------------------------------------------   ----------------------
Templeton Global Advisers Limited (TGAL)                        Investment manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 49

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                          NET ASSETS
-------------------   -------------------------------------------------------
       0.625%         Up to and including $500 million
       0.525%         Over $500 million, up to and including $1 billion
       0.475%         Over $1 billion, up to and including $1.5 billion
       0.425%         Over $1.5 billion, up to and including $6.5 billion
       0.400%         Over $6.5 billion, up to and including $11.5 billion
       0.378%         Over $11.5 billion, up to and including $16.5 billion
       0.365%         Over $16.5 billion, up to and including $19.0 billion
       0.355%         Over $19.0 billion, up to and including $21.5 billion
       0.345%         In excess of $21.5 billion

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A...   0.25%
Class C...   0.65%
Class R...   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $165,155
Contingent deferred sales charges retained ......   $ 34,553


                             50 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended September 30, 2008, the Fund paid transfer agent fees of $545,469, of which $300,763 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TGAL have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2009, FT Services and TGAL may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $17,074,932.

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments                            $ 995,846,713
                                               -------------
Unrealized appreciation.....................   $  10,923,084
Unrealized depreciation.....................    (164,502,445)
                                               -------------
Net unrealized appreciation (depreciation)..   $(153,579,361)
                                               =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


                             Semiannual Report | 51

Templeton Global Investment Trust

TEMPLETON INCOME FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $144,498,601 and $117,826,108, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                 CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                 AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                            ------------------   ----------   ------------   ------------
CONTRACTS TO BUY
      300,000   Swiss Franc .............          258,929        10/20/08     $     8,548   $        --
  115,200,000   Kazakhstani Tenge .......          900,000        11/03/08          59,947            --
    7,700,000   Swiss Franc .............        6,967,222        11/06/08              --       (89,477)
   48,073,500   Japanese Yen ............          453,438        11/14/08           1,816            --
    1,600,000   Norwegian Krone .........          292,649        11/28/08              --       (21,622)
    3,810,000   Euro ....................       14,077,950 RON    12/03/08         179,124            --
    3,175,000   Euro ....................       11,514,138 RON    12/04/08         229,170            --
   43,460,000   Japanese Yen ............          406,617        12/05/08           6,075            --
  172,296,000   Japanese Yen ............        1,607,389        12/08/08          29,547            --
    4,723,600   Norwegian Krone .........          848,912        12/10/08              --       (49,254)
    5,572,320   Swedish Krona ...........          866,707        12/10/08              --       (62,611)
  621,475,200   Kazakhstani Tenge .......        4,800,000        12/12/08         361,897            --
   66,249,000   Kazakhstani Tenge .......          510,000        12/22/08          39,723            --
   49,983,750   Japanese Yen ............          479,520         1/20/09              --        (2,085)
      886,857   Peruvian Nuevo Sol ......        3,454,300 MXN     1/22/09              --       (17,111)
    1,200,000   Singapore Dollar ........          850,159         1/22/09              --       (10,031)
  202,428,000   Japanese Yen ............        1,939,430         1/28/09              --        (4,608)
    1,700,000   Norwegian Krone .........          324,626         1/30/09              --       (37,894)
    1,480,000   Swedish Krona ...........          244,297         1/30/09              --       (30,931)
  626,964,000   Kazakhstani Tenge .......        4,860,590         2/06/09         318,791            --
    1,526,000   Norwegian Krone .........          270,495         2/17/09              --       (13,513)
   30,600,000   Indian Rupee ............          991,691 NZD     2/27/09              93            --
    3,100,000   Malaysian Ringgit .......          974,843         3/12/09              --       (64,947)
   45,700,000   Norwegian Krone .........        8,578,454         3/12/09              --      (897,736)
    6,050,000   Swedish Krona ...........          967,613         3/12/09              --       (96,509)
  229,668,647   Kazakhstani Tenge .......        1,826,173         4/17/09          57,601            --


                             52 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                 CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                 AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                            ------------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
  123,614,356   Swedish Krona ...........       13,115,860 EUR     4/17/09     $        --   $  (712,981)
  255,199,650   Kazakhstani Tenge .......        2,030,551         4/27/09          60,155            --
   11,274,310   Peruvian Nuevo Sol ......       45,733,855 MXN     5/07/09              --      (361,917)
   51,264,586   Swedish Krona ...........        5,486,071 EUR     5/08/09              --      (363,865)
    3,705,660   Singapore Dollar ........        1,800,000 EUR     5/14/09          72,623            --
    3,200,000   Malaysian Ringgit .......          657,760 EUR     5/15/09          14,205            --
    3,387,617   Peruvian Nuevo Sol ......        1,253,280         5/15/09              --      (138,079)
    4,237,654   Peruvian Nuevo Sol ......        1,566,600         5/19/09              --      (172,014)
    2,186,000   Peruvian Nuevo Sol ......          520,630 EUR     5/22/09              --       (13,811)
   41,880,160   Russian Ruble ...........        1,120,000 EUR     5/22/09          11,116            --
   29,314,000   Taiwanese Dollar ........          640,002 EUR     5/27/09           7,002            --
   76,835,000   Russian Ruble ...........        2,080,107 EUR     6/02/09              --       (17,751)
   11,105,000   Malaysian Ringgit .......        2,197,704 EUR     7/07/09         176,458            --
    1,580,000   Malaysian Ringgit .......          316,811 EUR     7/17/09          19,484            --
    3,607,059   Malaysian Ringgit .......          727,846 EUR     8/05/09          38,818            --
  200,883,600   Japanese Yen ............        1,289,230 EUR     8/21/09         136,634            --
   99,628,200   Japanese Yen ............          638,806 EUR     8/26/09          68,972            --
    5,885,000   Chinese Yuan Renminbi ...          613,021 EUR     9/18/09              --       (16,136)
   36,665,700   Chinese Yuan Renminbi ...        3,831,196 EUR     9/23/09              --      (116,581)
    4,000,000   Swedish Krona ...........          415,883 EUR     9/23/09              --       (11,910)
   16,359,000   Chinese Yuan Renminbi ...        1,685,713 EUR     9/24/09              --       (18,759)
      300,000   Malaysian Ringgit .......           61,331 EUR     9/30/09           2,956            --
    8,156,625   Polish Zloty ............        2,381,705 EUR    10/01/09              --       (16,358)
   57,125,412   Swedish Krona ...........        5,798,945 EUR    10/02/09          46,815            --
CONTRACTS TO SELL
   21,600,000   Romanian Leu-New ........       47,904,192 NOK    11/17/08         119,190            --
      321,300   Euro ....................       50,424,179 JPY    12/08/08          25,656            --
   17,599,750   Romanian Leu-New ........       45,428,827 SEK    12/15/08          50,286            --
  102,901,129   Mexican Peso ............       26,046,334 PEN     1/20/09              --      (634,329)
   16,259,303   Mexican Peso ............        1,423,819         1/22/09              --       (43,770)
9,190,897,920   South Korean Won ........        9,646,198         1/23/09       1,986,798            --
   35,375,342   Mexican Peso ............      122,791,349 INR     1/27/09              --      (572,694)
    1,905,145   Euro ....................        2,777,607         1/28/09          89,351            --
    2,670,501   Euro ....................        3,891,662         1/29/09         123,487            --
      754,981   Euro ....................        1,107,255         2/04/09          42,007            --
    1,252,857   New Zealand Dollar ......   14,817,399,797 VND     2/12/09          28,338            --
   10,758,273   Romanian Leu-New ........       70,856,617 CZK     2/12/09         126,116            --
    3,932,687   Romanian Leu-New ........       26,026,916 CZK     2/17/09          54,631            --
    1,208,274   Euro ....................        1,745,412         2/19/09          40,819            --
    1,672,090   New Zealand Dollar ......   19,801,510,825 VND     2/20/09          37,468            --
    6,054,220   Euro ....................        8,800,046         2/23/09         259,260            --
    6,054,220   Euro ....................      931,417,530 JPY     2/23/09         380,796            --


                             Semiannual Report | 53

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                 CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                 AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                            ------------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    4,036,147   Euro ....................     621,552,512 JPY      2/25/09     $   260,765   $        --
    2,018,073   Euro ....................       2,949,414          2/25/09         102,537            --
   10,827,252   Euro ....................      15,830,881          2/26/09         557,119            --
    2,018,073   Euro ....................     309,505,802 JPY      2/26/09         118,482            --
   13,117,476   Euro ....................      19,348,882          2/27/09         844,520            --
    9,081,331   Euro ....................   1,412,027,905 JPY      2/27/09         718,842            --
   42,714,162   Mexican Peso ............       3,790,475          2/27/09              --       (47,994)
    2,810,081   Roma nian Leu-New .......      18,206,515 CZK      2/27/09          18,422            --
    2,018,074   Euro ....................       3,025,012          3/03/09         178,290            --
    3,027,111   Euro ....................       4,528,336          3/04/09         258,291            --
    1,009,037   Euro ....................     155,187,873 JPY      3/09/09          64,896            --
    1,009,037   Euro ....................       1,519,711          3/09/09          96,427            --
      756,778   Euro ....................     116,010,284 JPY      3/10/09          45,123            --
    1,009,037   Euro ....................       1,524,604          3/10/09         101,334            --
    1,009,037   Euro ....................       1,541,925          3/17/09         118,745            --
4,439,600,000   South Korean Won ........       4,434,722 CHF      3/25/09         285,374            --
    9,562,416   Euro ....................   1,457,880,677 JPY      3/31/09         520,469            --
  141,829,101   Mexican Peso ............      12,705,285          4/01/09          11,097            --
   26,785,672   Mexican Peso ............     304,853,090 KZT      4/01/09         107,787            --
    4,288,406   Euro ....................     664,098,012 JPY      4/06/09         335,956            --
    5,140,000   British Pound Sterling ..       9,988,151          4/07/09         864,283            --
  108,398,320   Mexican Peso ............       9,818,688          4/07/09         123,625            --
    3,493,302   British Pound Sterling ..       9,137,570 SGD      4/14/09         222,229            --
   19,936,853   Euro ....................      42,032,531 SGD      4/14/09       1,433,857            --
   13,641,004   Euro ....................      21,103,952          4/14/09       1,875,612            --
    6,645,618   Euro ....................   1,033,808,950 JPY      4/14/09         573,213            --
    3,497,693   Euro ....................       7,283,806 SGD      4/17/09         189,235            --
   10,493,079   Euro ....................      21,966,212 SGD      4/20/09         651,848            --
    3,488,054   Euro ....................      16,999,031 MYR      4/21/09          78,531            --
    1,744,027   Euro ....................       3,652,690 SGD      4/24/09         110,336            --
    2,612,765   British Pound Sterling ..      15,700,209 MYR      4/27/09              --       (20,467)
    1,744,027   Euro ....................       3,640,656 SGD      4/27/09         102,451            --
      870,922   British Pound Sterling ..       5,264,898 MYR      4/30/09           2,720            --
      730,724   Euro ....................       6,861,714 SEK      5/04/09              --       (43,599)
    1,133,618   Euro ....................       2,316,095 SGD      5/06/09          32,310            --
      870,922   British Pound Sterling ..       5,248,786 MYR      5/07/09              --        (1,340)
    8,607,263   Mexican Peso ............     375,707,028 CLP      5/15/09              --       (98,782)
    6,018,330   Mexican Peso ............     261,929,748 CLP      5/20/09              --       (70,305)
    1,373,796   Euro ....................       6,762,694 MYR      6/09/09          55,212            --
    1,144,830   Euro ....................       5,697,247 MYR      6/10/09          64,218            --
    6,856,340   Euro ....................          10,569,220      6/10/09         921,142            --
      194,006   Euro ....................         968,148 MYR      6/12/09          11,696            --


                             54 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                 CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                 AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                            ------------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    4,933,350   Mexican Peso ............      223,155,162 CLP     6/12/09     $        --   $   (42,155)
      254,448   Euro ....................        1,263,718 MYR     6/15/09          13,609            --
      504,416   Euro ....................        2,496,859 MYR     6/16/09          24,565            --
   10,861,278   Mexican Peso ............       24,134,846 RUB     6/29/09              --       (50,398)
   10,861,278   Mexican Peso ............      124,692,905 KZT     6/29/09          52,123            --
   17,305,206   Mexican Peso ............        4,745,607 PEN     6/30/09          24,294            --
    2,138,873   Euro ....................        4,421,371 SGD     7/13/09         112,372            --
    4,277,746   Euro ....................        6,613,074         7/13/09         598,029            --
    2,467,930   Euro ....................      113,101,497 TWD     7/14/09          33,063            --
    1,645,287   Euro ....................        8,195,175 MYR     7/14/09          97,905            --
    2,138,873   Euro ....................        4,428,045 SGD     7/14/09         117,273            --
    4,277,746   Euro ....................        6,620,437         7/14/09         605,480            --
    3,389,292   Euro ....................      156,394,157 TWD     7/15/09          78,558            --
    4,047,405   Euro ....................       20,248,924 MYR     7/15/09         267,204            --
    2,138,873   Euro ....................        4,465,147 SGD     7/15/09         143,648            --
    4,277,746   Euro ....................        6,688,684         7/15/09         673,815            --
      460,680   Euro ....................       21,329,484 TWD     7/16/09          12,918            --
    1,052,984   Euro ....................        5,265,973 MYR     7/16/09          68,975            --
    1,069,437   Euro ....................       49,588,190 TWD     7/17/09          32,282            --
    1,069,437   Euro ....................        2,222,076 SGD     7/17/09          64,608            --
    1,069,437   Euro ....................        5,350,607 MYR     7/17/09          70,805            --
    2,138,873   Euro ....................        3,357,603         7/17/09         350,257            --
    1,645,287   Euro ....................        2,562,123         7/22/09         248,949            --
    1,168,154   Euro ....................       53,873,510 TWD     7/24/09          26,384            --
      740,379   Euro ....................        3,724,921 MYR     7/24/09          55,393            --
    1,069,437   Euro ....................        2,224,600 SGD     7/24/09          67,063            --
    3,784,160   Euro ....................        5,919,561         7/24/09         599,418            --
    2,427,000   Euro ....................       89,434,950 RUB     7/28/09              --       (43,288)
      359,933   Euro ....................        1,805,786 MYR     7/31/09          25,579            --
    9,095,687   New Zealand Dollar ......   61,262,181,998 IDR     8/04/09         291,675            --
    7,777,155   New Zealand Dollar ......      130,500,658 RUB     8/12/09              --      (118,458)
    3,796,209   New Zealand Dollar ......       63,533,354 RUB     8/14/09              --       (64,058)
    3,586,518   New Zealand Dollar ......   43,463,214,384 VND     8/14/09          46,786            --
  102,962,741   Mexican Peso ............      240,006,149 RUB     8/18/09              --       (30,536)
    1,809,177   Mexican Peso ............        4,326,104 RUB     9/17/09           3,793            --
                                                                               -----------   -----------
Unrealized appreciation (depreciation) on forward exchange contracts ......     22,175,590    (5,240,664)
                                                                               -----------   -----------
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE CONTRACTS ..    $16,934,926
                                                                               ===========

(a)  In U.S. Dollar unless otherwise indicated.


                             Semiannual Report | 55

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

CURRENCY ABBREVIATIONS

CHF - Swiss Franc
CLP - Chilean Peso
CZK - Czech Koruna
EUR - Euro
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstani Tenge
MXN - Mexican Peso
MYR - Malasian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
RON - Romanian Leu-New
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
TWD - Taiwanese Dollar
VND - Vietnamese Dong

9. INTEREST RATE SWAPS

At September 30, 2008, the Fund had the following interest rate swap contracts outstanding:

   COUNTER-      RECEIVE -             PAY -            NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
    PARTY       FIXED RATE         FLOATING RATE             AMOUNT             DATE      APPRECIATION   DEPRECIATION
-------------   ----------   ------------------------   ------------------   ----------   ------------   ------------
JPMorgan           7.06%     Tasa Nominal Annual Rate    2,386,300,000 CLP     6/13/18      $     --      $ (46,835)
Merrill Lynch      7.05%     Tasa Nominal Annual Rate    7,100,000,000 CLP     6/13/18            --       (145,805)
Merrill Lynch      7.09%     Tasa Nominal Annual Rate    7,800,000,000 CLP     6/16/18            --       (136,295)
JPMorgan           7.15%     Tasa Nominal Annual Rate    2,435,000,000 CLP     6/18/18            --        (24,782)
JPMorgan           7.85%     Tasa Nominal Annual Rate      602,400,000 CLP     7/11/18        50,542             --
JPMorgan           7.86%     Tasa Nominal Annual Rate      604,800,000 CLP     7/17/18        49,662             --
                                                                                            --------      ---------
   Unrealized appreciation (depreciation) on interest rate swap contracts .............     $100,204      $(353,717)
                                                                                            --------      ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS ......                   $(253,513)
                                                                                                          =========

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 31.30% of its portfolio invested in high yield or senior secured floating rate notes rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             56 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2008, the value of this security was $130,000, representing 0.01% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2008, unfunded commitments were as follows:

                                                              UNFUNDED
BORROWER                                                     COMMITMENT
--------                                                     ----------
Bausch and Lomb Inc., Delayed Draw Term Loan .............    $144,000
Community Health Systems In c., Delayed Draw Term Loan ...      69,606
                                                              --------
                                                              $213,606
                                                              ========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             Semiannual Report | 57

Templeton Global Investment Trust

TEMPLETON INCOME FUND

13. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

- Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                         LEVEL 1        LEVEL 2       LEVEL 3       TOTAL
                                      ------------   ------------   ----------   ------------
ASSETS:
   Investments in Securities.......   $224,694,184   $612,483,986   $5,089,182   $842,267,352
   Other Financial Instruments(a)..             --     22,275,794           --     22,275,794
LIABILITIES:
   Other Financial Instruments(a)..             --      5,578,934           --      5,578,934

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

At September 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                               INVESTMENTS
                                                              IN SECURITIES
                                                              -------------
Beginning Balance - April 1, 2008 .........................    $       --
   Net realized gain (loss) ...............................            --
   Net change in unrealized appreciation (depreciation) ...      (657,726)
   Net purchases (sales) ..................................            --
   Transfers in and/or out of Level 3 .....................     5,746,908
                                                               ----------
Ending Balance                                                 $5,089,182
                                                               ==========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .....    $ (657,726)
                                                               ==========


                             58 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

14. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 59

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             60 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government
Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama           Michigan(7)
Arizona           Minnesota(7)
California(8)     Missouri
Colorado          New Jersey
Connecticut       New York(8)
Florida           North Carolina
Georgia           Ohio(7)
Kentucky          Oregon
Louisiana         Pennsylvania
Maryland          Tennessee
Massachusetts(7)  Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.


(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS LOGO)  One Franklin Parkway
                                       San Mateo, CA 94403-1906

     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUBADVISOR

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

425 S2008 11/08


SEPTEMBER 30, 2008

(GRAPHIC)

A series of Templeton Global Investment Trust

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

INTERNATIONAL

TEMPLETON BRIC FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

                        Not part of the semiannual report

Contents

CEO'S MESSAGE .............................................................    1
SEMIANNUAL REPORT
Templeton BRIC Fund .......................................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   11
Financial Highlights and
Statement of Investments ..................................................   13
Financial Statements ......................................................   20
Notes to Financial Statements .............................................   24
Shareholder Information ...................................................   33

A Message from Gregory E. Johnson, President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Templeton BRIC Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often....
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks .... In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.)   Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.)   Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.)   Source: Standard & Poor's press release, 10/6/08.


                      2 | Not part of the semiannual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Templeton BRIC Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OFOCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

Templeton BRIC Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton BRIC Fund covers the period ended September 30, 2008.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A had a -27.34% cumulative total return for the six months ended September 30, 2008. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China
(BRIC) Equity Index, which had a -30.29% total return during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Although BRIC markets had positive performances in the first two months of the reporting period, worsening market sentiment in subsequent months led to one of the most volatile periods in recent times for global financial markets. Contagion from U.S. financial instability coupled with drying global liquidity

1. Source:(C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                              4 | Semiannual Report
caused investors to flee equity markets worldwide. As a result, BRIC markets, as measured by the MSCI BRIC Equity Index, declined 30.29% in U.S. dollar terms for the six months under review.(1)

In the U.S., unraveling subprime mortgages and the resulting confidence and liquidity crisis severely impacted companies with highly leveraged finance models, and several storied financial institutions ultimately collapsed during the reporting period. Lawmakers voted against a US$700 billion rescue package at the end of September, initially delaying hopes for a financial bailout. Panic selling ensued, and many stock markets across the globe recorded their largest one-day point declines in recent history.

Brazil performed better than its BRIC counterparts as high commodity prices and substantial investment inflows contributed to strong performance in the early part of the reporting period. Losses in the latter part of the period, however, overshadowed these gains as commodity price corrections, a weaker currency and tightening global liquidity drove fund outflows. For the reporting period, Brazil had a 26.42% total return.(2) Russia, on the other hand, was the worst performing BRIC market with a 39.26% decline.(2) Uncertainty following the Georgia conflict and oil price correction prompted many investors to exit the market. In China and India, stock markets fell 27.81% and 30.89% amid significant fund outflows largely due to inflationary concerns and fears of a prolonged U.S. economic downturn and its impact on the economies.(2)


GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 9/30/08

                              (PERFORMANCE GRAPH)

Brazil                                      32.8%
China Region*                               28.8%
Russia                                      21.8%
India                                       13.0%
U.S.                                         0.7%
Kazakhstan                                   0.3%
Short-Term Investments & Other Net Assets    2.6%

*    China region includes China, Hong Kong and Taiwan.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

(2.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the MSCI
     BRIC Equity Index. Country market returns, in U.S. dollar terms, are based on subindexes of the MSCI BRIC Equity Index.




                             Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
9/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Petrobras (Petroleo Brasileiro SA), ADR,
   pfd.                                       10.6%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Vale (Companhia Vale do Rio Doce),
   ADR, pfd., A                                8.3%
   METALS & MINING, BRAZIL
Gazprom, ADR                                   7.6%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
China Mobile Ltd.                              6.4%
   WIRELESS TELECOMMUNICATION
   SERVICES, CHINA
Unibanco - Uniao de Bancos Brasileiros
   SA, GDR, pfd.                               3.7%
   COMMERCIAL BANKS, BRAZIL
OAO TMK, ord. & GDR                            2.9%
   ENERGY EQUIPMENT & SERVICES, RUSSIA
PetroChina Co. Ltd., H                         2.9%
   OIL, GAS & CONSUMABLE FUELS, CHINA
China Life Insurance Co. Ltd., H               2.9%
   INSURANCE, CHINA
Banco Bradesco SA, ADR, pfd.                   2.7%
   COMMERCIAL BANKS, BRAZIL
Reliance Industries Ltd.                       2.5%
   OIL, GAS & CONSUMABLE FUELS, INDIA

MANAGER'S DISCUSSION

Significant detractors from Fund performance during the six-month period included Brazil's Vale (Companhia Vale do Rio Doce), a top global iron ore and nickel producer; Russia's Gazprom, the world's largest natural gas producer; and China Mobile, the country's dominant mobile telecommunication services provider. Despite the stocks' underperformances during the period, we remained confident in these companies and used the corrections as an opportunity to increase the Fund's holdings in Gazprom and China Mobile. Although Vale and Gazprom were affected by lower commodity prices, they remained profitable at recent oil and metalsprice levels.

On a positive note, contributors to the Fund's absolute performance included China Huiyuan Juice Group, the country's leading fruit and vegetable juice producer; Copel (Companhia Paranaense de Energia-Copel), Brazil's integrated electric utility; and China Shipping Container Lines, one of China's largest cargo-box carriers. Concerns about China's slowing export growth led us to sell China Shipping Container Lines, while diminishing privatization prospects led us to eliminate exposure to Copel before period-end. Our decision to sell these holdings benefited Fund performance as these stocks declined for the six months overall; thus, we avoided much of the negative impact. News of Coca-Cola's interest in acquiring China Huiyuan Juice Group pushed Huiyuan's stock price to surge beyond what we considered its fair value, which led us to divest our holding by period-end.

Market volatility during the review period enabled us to invest in what we considered undervalued stocks. We believed many stocks were sold off largely as a result of poor market sentiment as opposed to major deterioration in corporate fundamentals. We made purchases in wireless telecommunication services, diversified banking, and life and health insurance companies, including China Mobile; China Life Insurance, the country's leading life insurance company; and ICBC (Industrial and Commercial Bank of China), a major Chinese commercial bank. We believe strong domestic consumption and demand for financial and banking services in BRIC markets could support corporate earnings in these companies. Geographically, we increased the Fund's investments in Russia via purchases in Gazprom; Mobile TeleSystems; one of the country's principal mobile telecommunication services providers; and TMK, one of the world's leading value-added pipe products manufacturers for the oil and gas industry.


                              6 | Semiannual Report

During the reporting period we reduced the Fund's holdings in oil and gas, marine, and automobile manufacturing companies to focus on what we considered more attractively valued stocks in our investment universe. Major sales included shares of Sinopec (China Petroleum and Chemical), China's largest integrated energy and chemical company; and PetroChina, the country's largest oil and gas company in terms of reserves.

Based on our analysis, at period-end our long-term outlook for commodities remained positive. We believed strong commodities demand from emerging markets along with somewhat rigid supply could drive prices higher in the future. In particular, infrastructure development in emerging markets could lead to greater demand for hard commodities such as metals. In our view, crude oil prices could remain at relatively high levels given growing energy demand as well as higher geopolitical risk in oil-producing regions such as the Middle East. We believed poor market sentiment rather than weakness in company fundamentals drove corrections in many commodities-related stocks, which could recover if investors refocused on the prospects and valuations of individual companies.

Although this reporting period was challenging for BRIC markets, we believe they are in a stronger position than in the past to weather market volatility because of the countries' high savings rates and ample foreign reserves. Although no one can predict the bottom of a market, history has shown us that the best time to buy can be when everyone is despondently selling, which can allow us to invest in stocks in the BRIC markets at what we consider very low prices.


                             Semiannual Report | 7

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius

(PHOTO OF DENNIS LIM)


/s/ Dennis Lim
Dennis Lim

(PHOTO OF TOM WU)


/s/ Tom Wu
Tom Wu

Portfolio Management Team
Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             8 | Semiannual Report

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL:TABRX)                  CHANGE   9/30/08   3/31/08
----------------------                  ------   -------   -------
Net Asset Value (NAV)                   -$4.21    $11.19    $15.40

CLASS C (SYMBOL: TPBRX)                 CHANGE   9/30/08   3/31/08
-----------------------                 ------   -------   -------
Net Asset Value (NAV)                   -$4.22    $11.06    $15.28

ADVISOR CLASS (SYMBOL: N/A)             CHANGE   9/30/08   3/31/08
---------------------------             ------   -------   -------
Net Asset Value (NAV)                   -$3.81    $11.20    $15.01

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         6-MONTH   1-YEAR   INCEPTION (6/1/06)
-------                                         -------   ------   ------------------
Cumulative Total Return(2)                      -27.34%   -35.89%        +15.79%
Average Annual Total Return(3)                  -31.62%   -39.57%         +3.82%
Value of $10,000 Investment(4)                  $6,838    $6,043        $10,913
   Total Annual Operating Expenses(5)   2.09%

CLASS C                                         6-MONTH   1-YEAR   INCEPTION (6/1/06)
-------                                         -------   ------   ------------------
Cumulative Total Return(2)                      -27.62%   -36.29%        +14.07%
Average Annual Total Return(3)                  -28.34%   -36.92%         +5.81%
Value of $10,000 Investment(4)                  $7,166    $6,308        $11,407
   Total Annual Operating Expenses(5)   2.75%

ADVISOR CLASS(6)                                6-MONTH   1-YEAR   INCEPTION (6/1/06)
----------------                                -------   ------   ------------------
Cumulative Total Return(2)                      -25.38%   -35.77%        +15.99%
Average Annual Total Return(3)                  -25.38%   -35.77%         +6.57%
Value of $10,000 Investment(4)                  $7,462    $6,423        $11,599
   Total Annual Operating Expenses(5)   1.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND IS A NONDIVERSIFIED FUND. IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, WHICH MAY RESULT IN GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES. ALL INVESTMENTS IN EMERGING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -25.38%.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING                       EXPENSES PAID
                                             ACCOUNT      ENDING ACCOUNT   DURING PERIOD*
                                           VALUE 4/1/08    VALUE 9/30/08   4/1/08-9/30/08
                                           ------------   --------------   --------------
CLASS A
Actual                                        $1,000         $  726.60         $ 8.83
Hypothetical (5% return before expenses)      $1,000         $1,014.84         $10.30
CLASS C
Actual                                        $1,000         $  723.80         $11.67
Hypothetical (5% return before expenses)      $1,000         $1,011.53         $13.62
ADVISOR CLASS
Actual (8/1/08-9/30/08)                       $1,000         $  746.20         $ 2.54
Hypothetical (5% return before expenses)      $1,000         $1,016.34         $ 8.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.04%, C: 2.70%; and Advisor: 1.74%), multiplied by the average account value over the period, multiplied by 183/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 61/365 to reflect the number of days since the class's inception.


                             12 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                           SIX MONTHS ENDED    YEAR ENDED MARCH 31,
                                                          SEPTEMBER 30, 2008   --------------------
CLASS A                                                       (UNAUDITED)        2008       2007(a)
-------                                                   ------------------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $  15.40        $  13.04    $  10.00
                                                               --------        --------    --------
Income from investment operations(b):
   Net investment income (loss)(c) ....................            0.10           (0.05)      (0.01)
   Net realized and unrealized gains (losses) .........           (4.31)           2.91        3.12
                                                               --------        --------    --------
Total from investment operations ......................           (4.21)           2.86        3.11
                                                               --------        --------    --------
Less distributions from:
   Net investment income ..............................              --              --       (0.05)
   Net realized gains .................................              --           (0.42)      (0.02)
   Tax return of capital ..............................              --           (0.08)         --
                                                               --------        --------    --------
Total distributions ...................................              --           (0.50)      (0.07)
                                                               --------        --------    --------
Redemption fees(d,e) ..................................              --              --          --
                                                               --------        --------    --------
Net asset value, end of period ........................        $  11.19        $  15.40    $  13.04
                                                               ========        ========    ========
Total return(f) .......................................          (27.34)%         21.71%      31.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....            2.04%           2.09%       2.19%
Expenses net of waiver and payments by affiliates(h) ..              2.04%           2.09%       2.15%
Net investment income (loss) ..........................            1.34%          (0.27)%     (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $447,853        $645,417    $212,714
Portfolio turnover rate ...............................           21.33%          40.49%      28.98%


(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 13

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                           SIX MONTHS ENDED    YEAR ENDED MARCH 31,
                                                          SEPTEMBER 30, 2008   --------------------
CLASS C                                                       (UNAUDITED)        2008       2007(a)
-------                                                   ------------------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $  15.28        $  12.99     $ 10.00
                                                               --------        --------     -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................            0.05           (0.15)      (0.09)
   Net realized and unrealized gains (losses) .........           (4.27)           2.88        3.13
                                                               --------        --------     -------
Total from investment operations ......................           (4.22)           2.73        3.04
                                                               --------        --------     -------
Less distributions from:
   Net investment income ..............................              --              --       (0.03)
   Net realized gains .................................              --           (0.42)      (0.02)
   Tax return of capital ..............................              --           (0.02)         --
                                                               --------        --------     -------
Total distributions ...................................              --           (0.44)      (0.05)
                                                               --------        --------     -------
Redemption fees(d,e) ..................................              --              --          --
                                                               --------        --------     -------
Net asset value, end of period ........................        $  11.06        $  15.28     $ 12.99
                                                               ========        ========     =======
Total return(f) .......................................          (27.62)%         20.81%      30.44%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....            2.70%           2.75%       2.84%
Expenses net of waiver and payments by affiliates(h) ..            2.70%           2.75%       2.80%
Net investment income (loss) ..........................            0.68%          (0.93)%     (0.76)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $140,794        $196,535     $70,021
Portfolio turnover rate ...............................           21.33%          40.49%      28.98%


(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                             SIX MONTHS ENDED
                                                          SEPTEMBER 30, 2008(a)
ADVISOR CLASS                                                  (UNAUDITED)
-------------                                             ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $ 15.01
                                                                 -------
Income from investment operations(b):
   Net investment income(c) ...........................             0.01
   Net realized and unrealized gains (losses) .........            (3.82)
                                                                 -------
Total from investment operations ......................            (3.81)
                                                                 -------
Redemption fees(d,e) ..................................               --
                                                                 -------
Net asset value, end of period ........................          $ 11.20
                                                                 =======
Total return(f) .......................................           (25.38)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ...........................................             1.74%
Net investment income .................................             1.64%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................          $ 4,541
Portfolio Turnover ....................................            21.33%

(a)  For the period August 1, 2008 (effective date) to September 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

       TEMPLETON BRIC FUND                                                    INDUSTRY                       SHARES        VALUE
       -------------------                                  --------------------------------------------  -----------  ------------
       COMMON STOCKS 71.5%
       BRAZIL 6.9%
       AES Tiete SA ......................................  Independent Power Producers & Energy Traders      564,277  $  4,259,365
       American Banknote SA ..............................         Commercial Services & Supplies             188,123     1,469,326
       Companhia de Bebidas das Americas (AmBev) .........                   Beverages                        214,995    10,337,837
       Companhia Energetica de Minas Gerais ..............               Electric Utilities                   341,930     5,651,336
       Localiza Rent a Car SA ............................                  Road & Rail                       572,115     2,974,986
       Porto Seguro SA ...................................                   Insurance                      1,004,449     7,108,068
       Tele Norte Leste Participacoes SA .................     Diversified Telecommunication Services         304,485     6,224,729
       Wilson Sons Ltd., BDR .............................         Transportation Infrastructure              273,113     2,061,554
   (a) Wilson Sons Ltd., BDR, 144A .......................         Transportation Infrastructure               79,487       599,996
                                                                                                                       ------------
                                                                                                                         40,687,197
                                                                                                                       ------------
       CHINA 27.2%
       Aluminum Corp. of China Ltd., H ...................                Metals & Mining                     984,000       598,968
       China International Marine Containers (Group) Co.
          Ltd., B ........................................                   Machinery                      2,812,994     1,859,568
       China Life Insurance Co. Ltd., H ..................                   Insurance                      4,630,000    17,246,400
       China Mobile Ltd. .................................      Wireless Telecommunication Services         3,784,500    37,907,493
       China Molybdenum Co. Ltd., H ......................                Metals & Mining                   2,465,000     1,103,480
       China Netcom Group Corp. (Hong Kong) Ltd. .........     Diversified Telecommunication Services       5,627,500    12,460,377
       China Petroleum and Chemical Corp., H .............          Oil, Gas & Consumable Fuels             9,333,000     7,365,045
       China Telecom Corp. Ltd., H .......................     Diversified Telecommunication Services      15,430,000     6,331,631
       China Vanke Co. Ltd., B ...........................      Real Estate Management & Development        3,621,345     2,547,077
       Chiwan Wharf Holdings Ltd., B .....................         Transportation Infrastructure            1,308,050     1,569,897
       CNOOC Ltd. ........................................          Oil, Gas & Consumable Fuels            10,409,000    11,692,075
       Cosco Pacific Ltd. ................................         Transportation Infrastructure            6,018,000     6,906,177
       Datang International Power Generation Co. Ltd.,
          H ..............................................  Independent Power Producers & Energy Traders    2,438,000     1,360,690
       Guangdong Electric Power Development Co. Ltd.,
          B ..............................................  Independent Power Producers & Energy Traders    2,764,850     1,075,866
       Huaneng Power International Inc., H ...............  Independent Power Producers & Energy Traders    2,998,000     1,992,980
       Industrial and Commercial Bank of China, H ........                Commercial Banks                 10,062,000     6,080,715
       Jiangxi Copper Co. Ltd., H ........................                Metals & Mining                   3,928,000     3,933,229
       Nine Dragons Paper Holdings Ltd. ..................            Paper & Forest Products               5,096,000     1,906,144
       PetroChina Co. Ltd., H ............................          Oil, Gas & Consumable Fuels            16,802,000    17,440,042
       Shanghai Prime Machinery Co. Ltd., H ..............                   Machinery                     16,374,000     2,163,707
       Soho China Ltd. ...................................      Real Estate Management & Development       31,838,000    10,758,510
   (a) Soho China Ltd., 144A .............................      Real Estate Management & Development          348,500       117,763
       Synear Food Holdings Ltd. .........................                 Food Products                    3,319,879       696,657
       Yanzhou Coal Mining Co. Ltd., H ...................          Oil, Gas & Consumable Fuels             6,120,000     6,309,934
                                                                                                                       ------------
                                                                                                                        161,424,425
                                                                                                                       ------------
       HONG KONG 1.6%
       Lonking Holdings Ltd. .............................                   Machinery                      8,933,000     6,648,631
       Road King Infrastructure Ltd. .....................         Transportation Infrastructure            2,825,716     1,643,270
       Wasion Group Ltd. .................................       Electronic Equipment & Instruments         2,072,000       500,579
   (a) Wasion Group Ltd., 144A ...........................       Electronic Equipment & Instruments         3,116,000       752,801
                                                                                                                       ------------
                                                                                                                          9,545,281
                                                                                                                       ------------


                            16 | Semiannual Report

Templeton Global Investment Trust

       TEMPLETON BRIC FUND                                                    INDUSTRY                       SHARES        VALUE
       -------------------                                  --------------------------------------------  -----------  ------------
       COMMON STOCKS(CONTINUED)
       INDIA 13.0%
       Ashok Leyland Ltd. ................................                   Machinery                      9,380,898  $  5,402,023
   (b) Bharti Airtel Ltd. ................................      Wireless Telecommunication Services           689,541    11,767,022
       Federal Bank Ltd. .................................                Commercial Banks                    572,697     2,549,753
       Grasim Industries Ltd. ............................             Construction Materials                  95,200     3,482,326
       Hindalco Industries Ltd. ..........................                Metals & Mining                     740,108     1,557,775
       ICICI Bank Ltd. ...................................                Commercial Banks                     84,971     1,000,921
       JK Cements Ltd. ...................................             Construction Materials                 272,290       611,428
       Karnataka Bank Ltd. ...............................                Commercial Banks                    637,834     1,644,487
   (c) Maharashtra Seamless Ltd. .........................                Metals & Mining                     445,595     2,668,706
       Oil & Natural Gas Corp. Ltd. ......................          Oil, Gas & Consumable Fuels               500,763    11,272,574
       Peninsula Land Ltd. ...............................      Real Estate Management & Development        4,254,631     4,375,775
       Reliance Industries Ltd. ..........................          Oil, Gas & Consumable Fuels               345,800    14,636,055
       Sesa Goa Ltd. .....................................                Metals & Mining                   1,706,020     4,405,319
       Shipping Corp. of India Ltd. ......................                     Marine                         693,431     2,191,225
       Steel Authority of India Ltd. .....................                Metals & Mining                   3,389,551     9,445,933
                                                                                                                       ------------
                                                                                                                         77,011,322
                                                                                                                       ------------
       KAZAKHSTAN 0.3%
(a, b) Alliance Bank JSC, GDR, 144A ......................         Diversified Financial Services             133,438       420,329
(b, d) Alliance Bank JSC, GDR, Reg S .....................         Diversified Financial Services             428,959     1,351,221
                                                                                                                       ------------
                                                                                                                          1,771,550
                                                                                                                       ------------
       RUSSIA 21.8%
   (d) Evraz Group SA, GDR, Reg S ........................                Metals & Mining                      98,011     3,701,875
   (b) Federal Grid Co. ..................................               Electric Utilities                52,122,030       338,793
       Gazprom, ADR ......................................          Oil, Gas & Consumable Fuels             1,436,623    45,038,131
   (b) Holiding MRSK OAO .................................               Electric Utilities                 5,070,773       304,246
   (b) Inter Rao Ues OAO .................................               Electric Utilities               212,284,610        84,914
   (b) Kuzbassenergo .....................................               Electric Utilities                 3,512,187        16,156
       LUKOIL, ADR .......................................          Oil, Gas & Consumable Fuels                12,300       733,388
       LUKOIL, ADR (London Exchange) .....................          Oil, Gas & Consumable Fuels                67,900     3,999,310
       Mechel OAO, ADR ...................................                Metals & Mining                     178,300     3,202,268
       Mining and Metallurgical Co. Norilsk Nickel, ADR ..                Metals & Mining                   1,018,400    13,916,436
   (c) Mobile TeleSystems ................................      Wireless Telecommunication Services           176,200     1,527,654
       Mobile TeleSystems, ADR ...........................      Wireless Telecommunication Services           144,900     8,115,849
   (b) Mosenergo .........................................               Electric Utilities                 1,687,930        87,772
       OAO Rosneft Oil Co. ...............................          Oil, Gas & Consumable Fuels               671,000     4,361,500
       OAO TMK ...........................................          Energy Equipment & Services               596,435     3,429,501
       OAO TMK, GDR ......................................          Energy Equipment & Services               570,707    14,050,806
   (b) OGK-1 .............................................               Electric Utilities                 4,833,036       123,242
   (b) OGK-2 .............................................  Independent Power Producers & Energy Traders    2,515,942        50,319
       OGK-3 .............................................               Electric Utilities                 2,066,856        62,006
   (b) OGK-4 OJSC ........................................  Independent Power Producers & Energy Traders    5,161,381       215,488
       OGK-6 .............................................  Independent Power Producers & Energy Traders    2,932,156        46,915
   (b) RAO Energy System of East OAO .....................               Electric Utilities                 5,070,773        26,622
   (b) RusHydro ..........................................               Electric Utilities                73,901,072     2,253,983
   (c) Sberbank RF .......................................                Commercial Banks                  7,370,250    12,676,830
   (b) South-Ural Nickel Factory .........................                Metals & Mining                       1,038       301,020


                             Semiannual Report | 17

Templeton Global Investment Trust

       TEMPLETON BRIC FUND                                                    INDUSTRY                       SHARES        VALUE
       -------------------                                  --------------------------------------------  -----------  ------------
       COMMON STOCKS (CONTINUED)
       RUSSIA (CONTINUED)
   (b) TGC-5 JSC .........................................  Independent Power Producers & Energy Traders   81,875,798  $     18,013
   (b) TGK-1 .............................................               Electric Utilities               192,077,370        96,039
   (b) TGK-2 .............................................               Electric Utilities                65,223,894        56,745
   (b) TGK-4 .............................................               Electric Utilities                79,705,614        73,329
   (b) TGK-6 .............................................               Electric Utilities                76,994,851        30,798
   (b) TGK-9 .............................................               Electric Utilities               338,278,800        30,445
   (b) TGK-13 ............................................               Electric Utilities                 8,657,452        26,838
   (b) TGK-14 ............................................               Electric Utilities                48,799,676         9,760
       TNK-BP ............................................          Oil, Gas & Consumable Fuels             2,369,000     3,494,275
(b, e) Unified Energy Systems ............................               Electric Utilities                 5,070,773     2,581,023
   (b) Volga Territorial Generation Co. ..................               Electric Utilities                 1,680,006        42,000
       Vsmpo-Avisma Corp. ................................               Metals & Mining                       11,262     1,193,271
       VTB Bank OJSC, GDR ................................               Commercial Banks                     620,000     2,480,000
   (a) VTB Bank OJSC, GDR, 144A ..........................               Commercial Banks                      57,828       231,312
                                                                                                                       ------------
                                                                                                                        129,028,872
                                                                                                                       ------------
       UNITED STATES 0.7%
   (b) CTC Media Inc. ....................................                      Media                         293,100     4,396,500
                                                                                                                       ------------
       TOTAL COMMON STOCKS
          (COST $625,779,017) ............................                                                              423,865,147
                                                                                                                       ------------
       PREFERRED STOCKS 25.9%
       BRAZIL 25.9%
       Banco Bradesco SA, ADR, pfd. ......................                Commercial Banks                    996,600    16,045,260
       Companhia Vale do Rio Doce, ADR, pfd., A ..........                 Metals & Mining                  2,771,850    49,061,745
       Marcopolo SA, pfd .................................                    Machinery                       265,229       693,764
       Metalurgica Gerdau SA, pfd. .......................                 Metals & Mining                    177,400     2,761,849
       Petroleo Brasileiro SA, ADR, pfd. .................           Oil, Gas & Consumable Fuels            1,688,000    63,164,960
       Unibanco - Uniao de Bancos Brasileiros SA, GDR,
          pfd ............................................                Commercial Banks                    217,600    21,960,192
                                                                                                                       ------------
       TOTAL PREFERRED STOCKS
          (COST $148,540,928) ............................                                                              153,687,770
                                                                                                                       ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $774,319,945) ................                                                              577,552,917
                                                                                                                       ------------
       SHORT TERM INVESTMENTS
       (COST $23,225,236) 3.9%
       MONEY MARKET FUNDS 3.9%
       UNITED STATES 3.9%
   (f) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 1.98% ...............................                                                 23,225,236    23,225,236
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $797,545,181)
          101.3% .........................................                                                              600,778,153
       OTHER ASSETS, LESS LIABILITIES (1.3)% .............                                                               (7,589,508)
                                                                                                                       ------------
       NET ASSETS 100.0% .................................                                                             $593,188,645
                                                                                                                       ============


                             18 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
BDR - Brazilian Depository Receipt
GDR - Global Depository Receipt

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $2,122,201, representing 0.36% of net assets.

(b)  Non-income producing for the twelve months ended September 30, 2008.

(c)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $5,053,096, representing 0.85% of net assets.

(e) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2008, the aggregate value of these securities was $2,581,023, representing 0.44% of net assets.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

                                                                    TEMPLETON
                                                                    BRIC FUND
                                                                  -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $ 774,319,945
      Cost - Sweep Money Fund(Note 7) .........................      23,225,236
                                                                  -------------
      Total cost of investments ...............................   $ 797,545,181
                                                                  =============
      Value - Unaffiliated issuers ............................   $ 577,552,917
      Value - Sweep Money Fund (Note 7) .......................      23,225,236
                                                                  -------------
      Total value of investments ..............................     600,778,153
   Foreign currency, at value (cost $44,122) ..................          43,680
   Receivables:
      Investment securities sold ..............................       1,104,564
      Capital shares sold .....................................         855,315
      Dividends ...............................................       3,225,559
      Foreign tax .............................................         160,654
                                                                  -------------
         Total assets .........................................     606,167,925
                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased .........................       6,257,131
      Capital shares redeemed .................................       5,129,208
      Affiliates ..............................................       1,416,142
   Accrued expenses and other liabilities .....................         176,799
                                                                  -------------
         Total liabilities ....................................      12,979,280
                                                                  -------------
            Net assets, at value ..............................   $ 593,188,645
                                                                  =============
Net assets consist of:
   Paid-in capital ............................................   $ 821,613,359
   Undistributed net investment income ........................       3,974,443
   Net unrealized appreciation (depreciation) .................    (196,592,394)
   Accumulated net realized gain (loss) .......................     (35,806,763)
                                                                  -------------
            Net assets, at value ..............................   $ 593,188,645
                                                                  =============

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008 (unaudited)

                                                                            TEMPLETON
                                                                            BRIC FUND
                                                                          ------------
CLASS A:
   Net assets, at value ...............................................   $447,853,010
                                                                          ------------
   Shares outstanding .................................................     40,034,961
                                                                          ------------
   Net asset value per share ..........................................   $      11.19
                                                                          ------------
   Maximum offering price per share
      (net asset value per share /94.25%) .............................   $      11.87
                                                                          ------------
CLASS C:
   Net assets, at value ...............................................   $140,794,270
                                                                          ------------
   Shares outstanding .................................................     12,725,316
                                                                          ------------
   Net asset value and maximum offering price per share(a) ............   $      11.06
                                                                          ------------
ADVISOR CLASS:
   Net assets, at value ...............................................   $  4,541,365
                                                                          ------------
   Shares outstanding .................................................        405,527
                                                                          ------------
   Net asset value and maximum offering price per share ...............   $      11.20
                                                                          ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

                                                                                     TEMPLETON
                                                                                     BRIC FUND
                                                                                   -------------
Investment income:
   Dividends: (net of foreign taxesof $706,800)
      Unaffiliated issuers .....................................................   $  14,645,581
      Sweep Money Fund (Note 7) ................................................          53,556
   Interest ....................................................................         187,968
                                                                                   -------------
         Total investment income ...............................................      14,887,105
                                                                                   -------------
Expenses:
   Management fees (Note 3a)  ..................................................       5,514,988
   Administrative fees (Note 3b) ...............................................         882,618
   Distribution fees: (Note 3c)
      Class A ..................................................................         999,271
      Class C ..................................................................         994,658
   Transfer agent fees (Note 3e)  ..............................................         767,692
   Custodian fees (Note 4)  ....................................................         238,201
   Reports to shareholders .....................................................          71,297
   Registration and filing fees ................................................         114,266
   Professional fees ...........................................................          32,241
   Trustees' fees and expenses .................................................          26,525
   Other .......................................................................           9,450
                                                                                   -------------
         Total expenses ........................................................       9,651,207
         Expense reductions (Note 4) ...........................................            (703)
                                                                                   -------------
            Net expenses .......................................................       9,650,504
                                                                                   -------------
               Net investment income ...........................................       5,236,601
                                                                                   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments: (net of foreign taxes $154,655) .............................     (28,667,336)
      Foreign currency transactions ............................................        (396,201)
                                                                                   -------------
               Net realized gain (loss) ........................................     (29,063,537)
                                                                                   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (227,784,467)
      Translation of other assets and liabilities denominated in foreign
         currencies ............................................................         (39,740)
                                                                                   -------------
               Net change in unrealized appreciation (depreciation) ............    (227,824,207)
                                                                                   -------------
Net realized and unrealized gain (loss) ........................................    (256,887,744)
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $(251,651,143)
                                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         TEMPLETON BRIC FUND
                                                                                   ------------------------------
                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                     SEPTEMBER
                                                                                      30, 2008        YEAR ENDED
                                                                                    (UNAUDITED)     MARCH 31,2008
                                                                                   -------------    -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .............................................   $   5,236,601     $ (2,744,628)
      Net realized gain (loss) from investments and foreign currency
         transactions ..........................................................     (29,066,537)       5,899,347
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies ............................................................    (227,824,207)       8,515,089
                                                                                   -------------     ------------
            Net increase (decrease) in net assets resulting from operations ....    (251,651,143)      11,669,808
                                                                                   -------------     ------------
   Distributions to shareholders from:
      Net realized gains:
         Class A ...............................................................              --      (11,561,885)
         Class C ...............................................................              --       (3,782,034)
      Tax return of capital:
         Class A ...............................................................              --       (2,853,836)
         Class C ...............................................................              --         (272,574)
                                                                                   -------------     ------------
   Total distributions to shareholders .........................................              --      (18,470,329)
                                                                                   -------------     ------------
   Capital share transactions: (Note 2)
         Class A ...............................................................      (7,103,505)     439,332,610
         Class C ...............................................................       4,462,831      126,631,290
         Advisor Class .........................................................       5,524,244               --
                                                                                   -------------     ------------
   Total capital share transactions ............................................       2,883,570      565,963,900
                                                                                   -------------     ------------
   Redemption fees .............................................................           3,926           54,439
                                                                                   -------------     ------------
            Net increase (decrease) in net assets ..............................    (248,763,647)     559,217,818
Net assets:
   Beginning of period .........................................................     841,952,292      282,734,474
                                                                                   -------------     ------------
   End of period ...............................................................   $ 593,188,645     $841,952,292
                                                                                   =============     ============
Undistributed net investment income (loss)included in net assets:
   End of period ...............................................................   $   3,974,443     $   (759,352)
                                                                                   =============     ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton BRIC Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares:
Class A, Class C, and Advisor Class. Effective August 1, 2008, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             24 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SECURITIES PURCHASED ON ADELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 2008                YEAR ENDED
                                              (UNAUDITED)                  MARCH 31, 2008
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ....................    10,214,050   $ 163,158,584    35,367,141   $ 598,959,030
   Shares issued in reinvestment of
      distributions ...............            --              --       745,266      13,186,492
   Shares redeemed ................   (12,077,489)   (170,262,089)  (10,523,866)   (172,812,912)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (1,863,439)  $  (7,103,505)   25,588,541   $ 439,332,610
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................     2,704,761   $  43,383,217     9,987,204   $ 167,831,309
   Shares issued in reinvestment of
      distributions ...............            --              --       193,653       3,361,377
   Shares redeemed ................    (2,838,267)    (38,920,386)   (2,713,735)    (44,561,396)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........      (133,506)  $   4,462,831     7,467,122   $ 126,631,290
                                      ===========   =============   ===========   =============


                             Semiannual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2008(a)
                                          (UNAUDITED)
                                      --------------------
                                       SHARES     AMOUNT
                                      -------   ----------
ADVISOR CLASS SHARES:
   Shares sold ....................   411,284   $5,596,485
   Shares redeemed ................    (5,757)     (72,241)
                                      -------   ----------
   Net increase (decrease) ........   405,527   $5,524,244
                                      =======   ==========

(a)  For the period August 1, 2008 (effective date) to September 30, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                             28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........   0.35%
Class C ...........   1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of February 1, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $394,623
Contingent deferred sales charges retained ......   $ 90,557

E. TRANSFER AGENT FEES

For the period ended September 30, 2008, the Fund paid transfer agent fees of $767,692, of which $499,523 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON BRIC FUND

5. INCOME TAXES

For tax purposes, realized capital losses, realized currency losses, and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses, realized currency losses, and ordinary income losses of $5,028,913, $50,503, and $302,516, respectively.

The return of capital at fiscal year end resulted from distributions made in December 2007 in compliance with the requirements of the excise tax rules. The excise tax distribution requirements differ from the fiscal year distribution requirements under Subchapter M of the Internal Revenue Code.

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $ 806,014,377
                                                 =============
Unrealized appreciation ......................   $  22,322,838
Unrealized depreciation ......................    (227,559,062)
                                                 -------------
Net unrealized appreciation (depreciation) ...   $(205,236,224)
                                                 =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $221,566,685 and $183,148,572, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             30 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

8.   CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At September 30, 2008, the Fund had 32.8%, 21.8%, 28.8%, and 13.0% of its net assets invested in Brazil, Russia, the China Region (including China, Hong Kong, and Taiwan), and India, respectively.

9.   FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1        LEVEL 2       LEVEL 3        TOTAL
                                       ------------   ------------   ----------   ------------
ASSETS:
Investments in Securities ..........   $344,318,448   $253,878,682   $2,581,023   $600,778,153


                             Semiannual Report | 31

Templeton Global Investment Trust

TEMPLETON BRIC FUND

9.   FAIR VALUE MEASUREMENTS (CONTINUED)

At September 30, 2008,the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                               INVESTMENTS IN
                                                                 SECURITIES
                                                               --------------
Beginning Balance -April 1, 2008 ...........................    $        --
   Net realized gain (loss) ................................             --
   Net change in unrealized appreciation (depreciation) ....     (2,591,165)
   Net purchases (sales) ...................................             --
   Transfers in and/or out of Level 3 ......................      5,172,188
                                                                -----------
Ending Balance .............................................    $ 2,581,023
                                                                ===========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ......    $ 2,581,023
                                                                ===========

10.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             32 | Semiannual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 33


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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama            Michigan(7)
Arizona            Minnesota(7)
California(8)      Missouri
Colorado           New Jersey
Connecticut        New York(8)
Florida            North Carolina
Georgia            Ohio(7)
Kentucky           Oregon
Louisiana          Pennsylvania
Maryland           Tennessee
Massachusetts(7)   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.)   The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON BRIC FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 S2008 11/08




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.    N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST



By /s/GALEN G. VETTER
  -----------------------------------
   Galen G. Vetter
   Chief Executive Officer - Finance
   and Administration
   Date November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  -----------------------------------
   Galen G. Vetter
   Chief Executive Officer - Finance
   and Administration
   Date November 25, 2008



By /s/LAURA F. FERGERSON
  ----------------------------------
     Laura F. Fergerson
     Chief Financial Officer and
     Chief Accounting Officer
     Date November 25, 2008